AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 7, 2014

                                                             File No. 333-192858
                                                              File No. 811-22920

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                          /X/
                        POST-EFFECTIVE AMENDMENT NO. 12                      /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                AMENDMENT NO. 16                             /X/

                      THE ADVISORS' INNER CIRCLE FUND III
               (Exact Name of Registrant as Specified in Charter)

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices, Zip Code)

                                 (800) 932-7781
              (Registrant's Telephone Number, including Area Code)

                                MICHAEL BEATTIE
                              C/O SEI CORPORATION
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                    (Name and Address of Agent for Service)

                                   Copies to:

SEAN GRABER, ESQUIRE                               DIANNE M. DESCOTEAUX, ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                        C/O SEI CORPORATION
1701 MARKET STREET                                 ONE FREEDOM VALLEY DRIVE
PHILADELPHIA, PENNSYLVANIA 19103                   OAKS, PENNSYLVANIA 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          / /    Immediately upon filing pursuant to paragraph (b)
          / /    On [date] pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          /X/    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                             SUBJECT TO COMPLETION

 THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S.
SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES
          IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED

                  PRELIMINARY PROSPECTUS DATED OCTOBER 7, 2014

                      THE ADVISORS' INNER CIRCLE FUND III

                                   PROSPECTUS

                                  [____], 2014

                      LOGAN CIRCLE PARTNERS CORE PLUS FUND
                               (I Class Shares:      )
                               (R Class Shares:      )

                     LOGAN CIRCLE PARTNERS HIGH YIELD FUND
                               (I Class Shares:      )
                               (R Class Shares:      )

              LOGAN CIRCLE PARTNERS MULTI-SECTOR FIXED INCOME FUND
                               (I Class Shares:      )
                               (R Class Shares:      )

                LOGAN CIRCLE PARTNERS SELECT GROWTH EQUITY FUND
                               (I Class Shares:      )
                               (R Class Shares:      )

                              INVESTMENT ADVISER:
                           LOGAN CIRCLE PARTNERS L.P.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                            PAGE
LOGAN CIRCLE PARTNERS CORE PLUS FUND .......................................  XX
    INVESTMENT OBJECTIVE ...................................................  XX
    FUND FEES AND EXPENSES .................................................  XX
    PRINCIPAL INVESTMENT STRATEGIES ........................................  XX
    PRINCIPAL RISKS ........................................................  XX
    PERFORMANCE INFORMATION ................................................  XX
    INVESTMENT ADVISER .....................................................  XX
    PORTFOLIO MANAGERS .....................................................  XX
LOGAN CIRCLE PARTNERS HIGH YIELD FUND ......................................  XX
    INVESTMENT OBJECTIVE ...................................................  XX
    FUND FEES AND EXPENSES .................................................  XX
    PRINCIPAL INVESTMENT STRATEGIES ........................................  XX
    PRINCIPAL RISKS ........................................................  XX
    PERFORMANCE INFORMATION ................................................  XX
    INVESTMENT ADVISER .....................................................  XX
    PORTFOLIO MANAGERS .....................................................  XX
LOGAN CIRCLE PARTNERS MULTI-SECTOR FIXED INCOME FUND .......................  XX
    INVESTMENT OBJECTIVE ...................................................  XX
    FUND FEES AND EXPENSES .................................................  XX
    PRINCIPAL INVESTMENT STRATEGIES ........................................  XX
    PRINCIPAL RISKS ........................................................  XX
    PERFORMANCE INFORMATION ................................................  XX
    INVESTMENT ADVISER .....................................................  XX
    PORTFOLIO MANAGERS .....................................................  XX
LOGAN CIRCLE PARTNERS SELECT GROWTH EQUITY FUND ............................  XX
    INVESTMENT OBJECTIVE ...................................................  XX
    FUND FEES AND EXPENSES .................................................  XX
    PRINCIPAL INVESTMENT STRATEGIES ........................................  XX
    PRINCIPAL RISKS ........................................................  XX
    PERFORMANCE INFORMATION ................................................  XX
    INVESTMENT ADVISER .....................................................  XX
    PORTFOLIO MANAGERS .....................................................  XX
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALES OF FUND
SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ......................  XX
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT
OBJECTIVES AND STRATEGIES ..................................................  XX
MORE INFORMATION ABOUT RISK ................................................  XX
INFORMATION ABOUT PORTFOLIO HOLDINGS .......................................  XX

INVESTMENT ADVISER .........................................................  XX
PORTFOLIO MANAGERS .........................................................  XX
RELATED PERFORMANCE DATA OF THE ADVISER ....................................  XX
PURCHASING, SELLING AND EXCHANGING FUND SHARES .............................  XX
SHAREHOLDER SERVICING ARRANGEMENTS .........................................  XX
PAYMENTS TO FINANCIAL INTERMEDIARIES .......................................  XX
OTHER POLICIES .............................................................  XX
DIVIDENDS AND DISTRIBUTIONS ................................................  XX
TAXES ......................................................................  XX
FINANCIAL HIGHLIGHTS .......................................................  XX
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS .....................  Back Cover

LOGAN CIRCLE PARTNERS CORE PLUS FUND

INVESTMENT OBJECTIVE

The investment objective of the Logan Circle Partners Core Plus Fund (the "Core Plus Fund" or the "Fund") is to seek to generate a high total return through a combination of capital appreciation and income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Class Shares or R Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     I CLASS SHARES       R CLASS SHARES
------------------------------------------------------------------------------------------
Management Fees                                            0.40%                0.40%
------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------
    Shareholder Servicing Fees                             None                 0.25%
------------------------------------------------------------------------------------------
    Other Operating Expenses(1)                            1.37%                1.37%
                                                           -----                -----
------------------------------------------------------------------------------------------
Total Other Expenses                                       1.37%                1.62%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                    1.77%                2.02%
------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (1.32)%              (1.32)%
Reimbursements                                            -------               ------
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee             0.45%                0.70%
Reductions and/or Expense Reimbursements(2)
------------------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Logan Circle Partners L.P. (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.45% of the Fund's I Class Shares' average daily net assets and 0.70% of the Fund's R Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 0.45% for the I Class Shares and 0.70% for the R Class Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.45% for the I Class Shares and 0.70% for the R Class Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                  1 YEAR           3 YEARS
--------------------------------------------------------------------------------
         I Class Shares            $46              $427
--------------------------------------------------------------------------------
         R Class Shares            $72              $505
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in a portfolio of investment grade, U.S. fixed income securities. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds and non-U.S. fixed income securities, including emerging market bonds. Logan Circle Partners L.P. (the "Adviser"), the Fund's investment adviser, considers high yield bonds to be those rated below BBB or Baa by Moody's Investor Services Inc., Standard & Poor's Rating Service or Fitch, Inc., or if unrated, determined to be of comparable quality by the Adviser.

The Fund will invest primarily in U.S. corporate, government, mortgage-backed and asset-backed fixed income securities and privately issued securities (e.g., Rule 144A securities), but may also invest in U.S. Treasury interest rate futures, forward currency contracts and credit default swaps. The Fund may use U.S. Treasury interest-rate futures for hedging purposes, primarily to assist in the risk management and liquidity of the Fund. The Fund may also use forward currency contracts for currency hedging and credit default swaps to gain exposure that is not available in the cash bond market.

The Adviser believes that the fixed income markets are efficient with respect to interest rate risk, but that bond markets regularly misprice securities that are exposed to credit, prepayment and liquidity risks. The Adviser seeks to exploit these inefficiencies by focusing on security and sector selection, and deemphasizing duration management. The Adviser employs a "bottom-up" approach to constructing the Fund's portfolio, leveraging its in-house credit research capabilities to determine the relative value of each fixed income security purchased by the Fund. The Adviser believes that proprietary, bottom-up, fundamental credit and structured products research, coupled with active trading is the best technique to identify the relative value of the individual securities and market sectors.

Due to its investment strategy, the Fund may buy and sell securities frequently.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

CALL RISK - The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed income markets may lead to periods of volatility, liquidity issues and, in some cases, credit downgrades and increased likelihood of default.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

HIGH YIELD BOND RISK -- High yield, or "junk," bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

INTEREST RATE RISK -- The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

ISSUER RISK -- The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to value and sell at favorable times or prices.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of a Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

UNRATED SECURITIES RISK -- Unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Logan Circle Partners L.P.

PORTFOLIO MANAGERS

Andrew J. Kronschnabel, CFA, Portfolio Manager and Head of Investment Grade Credit, has managed the Fund since its inception in 2014.

Alfio Leone IV, CFA, Portfolio Manager and Head of Structured Products, has managed the Fund since its inception in 2014.

Scott J. Moses, CFA, Portfolio Manager and Head of Emerging Markets, has managed the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE [XX] OF THE PROSPECTUS.

LOGAN CIRCLE PARTNERS HIGH YIELD FUND

INVESTMENT OBJECTIVE

The investment objective of the Logan Circle Partners High Yield Fund (the "High Yield Fund" or the "Fund") is to seek to generate a high total return through a combination of capital appreciation and income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Class Shares or R Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                      I CLASS SHARES       R CLASS SHARES
------------------------------------------------------------------------------------------
Management Fees                                           0.55%                0.55%
------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------
    Shareholder Servicing Fees                             None                 0.25%
------------------------------------------------------------------------------------------
    Other Operating Expenses(1)                           1.42%                 1.42%
                                                          -----                 -----
------------------------------------------------------------------------------------------
Total Other Expenses                                      1.42%                 1.67%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                   1.97%                 2.22%
------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                       (1.27)%               (1.27)%
Reimbursements                                           ------                ------
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee            0.70%                 0.95%
Reductions and/or Expense Reimbursements(2)
------------------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Logan Circle Partners L.P. (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.70% of the Fund's I Class Shares' average daily net assets and 0.95% of the Fund's R Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 0.70% for the I Class Shares and 0.95% for the R Class Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.70% for the I Class Shares and 0.95% for the R Class Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                1 YEAR           3 YEARS
--------------------------------------------------------------------------------
             I-Shares            $72              $494
--------------------------------------------------------------------------------
             R-Shares            $97              $571
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investments purposes, in a portfolio of high yield fixed income securities (also known as "junk bonds"). Logan Circle Partners L.P. (the "Adviser"), the Fund's investment adviser, considers high yield fixed income securities to be those rated below BBB or Baa by Moody's Investor Services Inc., Standard & Poor's Rating Services or Fitch, Inc., or if unrated, determined to be of comparable quality by the Adviser.

The Fund will invest primarily in high yield fixed income securities issued by U.S. corporations, but may also invest in high yield fixed income securities of corporate issuers outside of the U.S., including emerging market countries. The Fund may also invest in convertible bonds, bank loans and privately issued securities (e.g., Rule 144A securities).

The Adviser believes that the fixed income markets are efficient with respect to interest rate risk, but that bond markets regularly misprice securities that are exposed to credit, prepayment and liquidity risks. The Adviser seeks to exploit these inefficiencies by primarily focusing on security selection with a secondary focus on sector exposure. The Adviser employs a "bottom-up" approach to constructing the Fund's portfolio, leveraging its in-house credit research capabilities to determine the relative value of each fixed income security purchased by the Fund. The Adviser approaches portfolio construction from a relative value perspective and as a result, the Fund may invest in high yield fixed income securities of any rating, issue size or maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR

ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

BANK LOANS RISK -- With respect to bank loans, the Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. The Fund may have difficulty in certain cases of disposing of bank loans as the market for such instruments is not as liquid as markets for other types of investments.

CALL RISK -- The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

CONVERTIBLE SECURITIES RISK -- Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner. Negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed income markets may lead to periods of volatility, liquidity issues and, in some cases, credit downgrades and increased likelihood of default.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

HIGH YIELD BOND RISK -- High yield, or "junk," bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

INTEREST RATE RISK -- The risk that the value of fixed income securities will fall due to rising interest rates.

ISSUER RISK -- The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to value and sell at favorable times or prices.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

NON-DIVERSIFICATION RISK -- A Fund that is non-diversified may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

UNRATED SECURITIES RISK -- Unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Logan Circle Partners L.P.

PORTFOLIO MANAGER

Timothy L. Rabe, CFA, Portfolio Manager and Head of High Yield, has managed the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE [XX] OF THE PROSPECTUS.

LOGAN CIRCLE PARTNERS MULTI-SECTOR FIXED INCOME FUND

INVESTMENT OBJECTIVE

The investment objective of the Logan Circle Partners Multi-Sector Fixed Income Fund (the "MultiSector Fund" or the "Fund") is to seek to generate a high total return through a combination of capital appreciation and income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Class Shares or R Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     I CLASS SHARES       R CLASS SHARES
------------------------------------------------------------------------------------------
Management Fees                                            0.55%                0.55%
------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------
    Shareholder Servicing Fees                             None                 0.25%
------------------------------------------------------------------------------------------
    Other Operating Expenses(1)                            1.80%                1.80%
                                                           -----                -----
------------------------------------------------------------------------------------------
Total Other Expenses                                       1.80%                2.05%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                    2.35%                2.60%
------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (1.65)%              (1.65)%
Reimbursements                                             -----                -----
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee             0.70%                0.95%
Reductions and/or Expense Reimbursements(2)
------------------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Logan Circle Partners L.P. (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.70% of the Fund's I Class Shares' average daily net assets and 0.95% of the Fund's R Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 0.70% for the I Class Shares and 0.95% for the R Class Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.70% for the I Class Shares and 0.95% for the R Class Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                       1 YEAR           3 YEARS
--------------------------------------------------------------------------------
                   I Class Shares       $72              $573
--------------------------------------------------------------------------------
                   R Class Shares       $97              $649
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets, plus any borrowings for investments purposes, in a diversified portfolio of fixed income securities. The Fund will invest primarily in U.S. and non-U.S. corporate, government, mortgage-backed and asset-backed fixed income securities. The Fund may invest in securities of any credit quality, including high yield fixed income securities (commonly referred to as "junk" bonds). Logan Circle Partners L.P. (the "Adviser"), the Fund's investment adviser, considers investment grade fixed income securities to be those rated as BBB or Baa or above by Moody's Investors Services Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), or Fitch, Inc. ("Fitch") The Adviser considers high yield debt securities to be those rated below BBB or Baa by Moody's, S&P or Fitch, or if unrated, determined to be of comparable quality by the Adviser. The Fund may also invest in convertible bonds, bank loans and privately issued securities (e.g., Rule 144A securities).

The Fund may invest in interest rate futures, forward-currency contracts, and swaps. Interest rate futures may be used to assist in the risk management and liquidity of the Fund. Currency forwards may be used to gain a currency position. Credit default swaps and total return swaps may be used to gain exposure that is not available in the cash bond market. Swaps may also be used in cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

The Adviser will strategically allocate and diversify investments among U.S. investment grade corporate securities, U.S. asset- and mortgage-backed securities, global high yield, international and emerging market fixed income securities asset classes, in weightings to be determined by the Adviser. The Adviser will attempt to efficiently allocate capital in an unconstrained manner in an effort to maximize total return, while minimizing volatility and potential downside risk. The Adviser's asset allocation process seeks to generate the optimal allocation among asset classes in the fixed income universe utilizing both qualitative and quantitative approaches. Within each individual asset class, the specific portfolio manager employs a "bottom-up" approach to constructing the Fund's portfolio, leveraging its in-house credit research capabilities to determine the relative value of each fixed income security purchased by the Fund.

Due to its investment strategy, the Fund may buy and sell securities frequently.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

ASSET-BACKED SECURITIES RISK -- Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

BANK LOANS RISK -- With respect to bank loans, the Fund, as a direct lender to the borrower assumes the credit risk of the borrower directly, or, through purchase of a participation in a bank loan, assumes both the credit risk of the direct bank lender as well as the borrower. The Fund may have difficulty in certain cases of disposing of bank loans as the market for such instruments is not as liquid as markets for other types of investments.

CALL RISK -- The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK ---- The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

EXTENSION RISK -- The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to regulatory and economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Events in the fixed income markets may lead to periods of volatility, liquidity issues and, in some cases, credit downgrades and increased likelihood of default.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

HEDGING RISK -- The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

HIGH YIELD BOND RISK -- High yield, or "junk," bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. High-yield bonds also may be less liquid than higher quality investments.

INTEREST RATE RISK -- The risk that the value of fixed income securities will fall due to rising interest rates.

ISSUER RISK -- The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK -- Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to value and sell at favorable times or prices.

MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

PREPAYMENT RISK -- The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of a Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

SOVEREIGN DEBT RISK -- Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

UNRATED SECURITIES RISK -- Unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Logan Circle Partners L.P.

PORTFOLIO MANAGERS

A. Todd Howard, CFA, Portfolio Manager, has managed the Fund since its inception in 2014 and is responsible for the asset allocation of the Fund's portfolio among the fixed income asset classes.

Andrew J. Kronschnabel, CFA, Portfolio Manager and Head of Investment Grade Credit, has managed the Fund since its inception in 2014.

Alfio Leone IV, CFA, Portfolio Manager and Head of Structured Products, has managed the Fund since its inception in 2014.

Scott J. Moses, CFA, Portfolio Manager and Head of Emerging Markets, has managed the Fund since its inception in 2014.

Timothy L. Rabe, CFA, Portfolio Manager and Head of High Yield, has managed the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE [XX] OF THE PROSPECTUS.

LOGAN CIRCLE PARTNERS SELECT GROWTH EQUITY FUND

INVESTMENT OBJECTIVE

The investment objective of the Logan Circle Partners Select Growth Equity Fund (the "Select Growth Equity Fund" or the "Fund") is to seek to generate a high total return through a combination of long-term capital appreciation and income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold I Class Shares or R Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     I CLASS SHARES       R CLASS SHARES
------------------------------------------------------------------------------------------
Management Fees                                            0.65%                0.65%
------------------------------------------------------------------------------------------
Other Expenses
------------------------------------------------------------------------------------------
    Shareholder Servicing Fees                             None                 0.25%
------------------------------------------------------------------------------------------
    Other Operating Expenses(1)                            1.37%                1.37%
                                                           -----                -----
------------------------------------------------------------------------------------------
Total Other Expenses                                       1.37%                1.62%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                    2.02%                2.27%
------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                        (1.27)%              (1.27)%
Reimbursements                                             -----                -----
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses after Fee             0.75%                1.00%
Reductions and/or Expense Reimbursements(2)
------------------------------------------------------------------------------------------

(1) Other Operating Expenses are based on estimated amounts for the current fiscal year.

(2) Logan Circle Partners L.P. (the "Adviser") has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 0.75% of the Fund's I Class Shares' average daily net assets and 1.00% of the Fund's R Class Shares' average daily net assets until February 28, 2016. In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below 0.75% for the I Class Shares and 1.00% for the R Class Shares, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 0.75% for the I Class Shares and 1.00% for the R Class Shares to recover all or a portion of its prior fee waivers or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                            1 YEAR      3 YEARS
--------------------------------------------------------------------------------
                   I Class Shares            $77         $509
--------------------------------------------------------------------------------
                   R Class Shares           $102         $586
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. For purposes of the Fund's 80% policy, equity securities include common stocks, preferred stocks, real estate investment trusts ("REITs"), warrants and convertible bonds. The Fund invests primarily in the securities of large and mega capitalization growth companies. Logan Circle Partners L.P. (the "Adviser"), the Fund's investment adviser, considers large capitalization companies to be companies with a market capitalization in excess of $10 billion and considers mega capitalization companies to be companies with a market capitalization in excess of $100 billion. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers, including securities of issuers in countries with emerging markets or economies, directly or indirectly through American Depositary Receipts ("ADRs").

The Adviser looks to build portfolios based on the conviction of each individual security, which is derived from the Adviser's fundamental research. By taking a long-term focus, the Adviser aims to take advantage of opportunities created by the market's short-term emphasis. The Fund may seek to capitalize on negative short-term market moves by adding to the Fund's positions in which the Adviser has a strong long-term conviction.

Under normal circumstances, the Fund will hold the securities of approximately 30 companies that are considered by the Adviser to be positioned for long-term growth. The Fund is "non-diversified," which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also hold cash or invest in money market instruments when, in the opinion of the Adviser, such holdings are advisable given then prevailing market conditions.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

CONVERTIBLE SECURITIES RISK -- Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner. Negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

EMERGING MARKETS SECURITIES RISK -- Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK -- Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies may not be registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

GROWTH INVESTMENT STYLE RISK -- The Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to value and sell at favorable times or prices.

NEW FUND RISK -- Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

NON-DIVERSIFICATION RISK -- A Fund that is non-diversified may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. The Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION

The Fund has not commenced operations, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

Logan Circle Partners L.P.



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

PORTFOLIO MANAGERS

David G. Shell, CFA, Lead Portfolio Manager and Chief Investment Officer of Growth Equity, has managed the Fund since its inception in 2014.

Scott G. Kolar, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Joseph B. Hudepohl, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

Warren E. Fisher, CFA, Portfolio Manager, has managed the Fund since its inception in 2014.

FOR IMPORTANT INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE [XX] OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase I Class Shares of the Core Plus Fund, High Yield Fund or Multi-Sector Fund for the first time, you must invest at least $5 million. To purchase R Class Shares of these Funds for the first time, you must invest at least $500,000.

To purchase I Class Shares of the Select Growth Equity Fund for the first time, you must invest at least $1 million. To purchase R Class Shares of the Select Growth Equity Fund for the first time, you must invest at least $100,000.

Each Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Logan Circle Partners Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Logan Circle Partners Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at
[(___)-(___)-(____)].

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

TAX INFORMATION

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES AND STRATEGIES

The investment objective of each Fund is to seek to generate a high total return through a combination of capital appreciation and income. The investment objective for each Fund may be changed without shareholder approval, upon 60 days' prior written notice to shareholders. The 80% policy for the High Yield Fund, Multi-Sector Fund and Growth Equity Fund may also be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

CORE PLUS FUND, HIGH YIELD FUND, MULTI-SECTOR FUND

The Adviser employs a "bottom-up" approach to constructing each Fund's portfolio, leveraging its in-house credit research capabilities to determine the relative value of each fixed income security purchased by the Fund.

"Fixed Income Securities," as used generally in this prospectus, includes:

o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

o debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

o obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises;

o    obligations of international agencies or supranational entities;

o    mortgage-backed and other asset-backed securities;

o    inflation-indexed bonds issued both by governments and corporations;

o structured notes, including hybrid or "indexed" securities and event-linked bonds;

o    bank capital and trust preferred securities; and

o    loan participations and assignments.


In deciding which securities to buy and sell for the Fund, the Adviser employs the following investment process:

o IDEA GENERATION: The Adviser's selection discipline for identifying securities begins with its idea generation process. Ideas are generated generally through company specific research, industry analysis, overall credit trends, as well as perspectives on sector relative value, market risk factors and overall investment outlook.

o PROPRIETARY RESEARCH: The Adviser then conducts quantitative, fundamental and qualitative analysis on ideas determined to be risk appropriate and investable. In conducting its proprietary research, the Adviser generally focuses on financial statement analysis, management review, industry trends, capital structure and covenant analysis.

o PORTFOLIO CONSTRUCTION AND SECURITY SELECTION: The portfolio construction process emphasizes the belief that the Adviser can best generate excess return through security selection. Duration management, yield curve positioning and maturity structure are not emphasized. The process is largely qualitative in nature, emphasizing fundamental research and valuation. Quantitative tools may be used to support the analysis of securities under different scenarios and to evaluate total portfolio risks.

o SELL DISCIPLINE: Securities may become candidates for sale when (1) the Adviser's research team identifies a negative change in fundamentals; (2) there is a change in the competitive landscape; or (3) when opportunities arise to purchase other securities with better relative value.

GROWTH EQUITY FUND

In deciding which securities to buy and sell for the Fund, the Adviser employs the following investment process:

o BUSINESS BUYERS: The Adviser applies proprietary, fundamental research and analysis to industries and companies with the view of investing in an issuer's business rather than being a short-term investor. The Adviser focuses on what it believes are strong, durable businesses with identifiable competitive and structural advantages.

o SUPERIOR GROWTH BUSINESSES: The Adviser seeks to invest in businesses with what it believes are superior prospects for long-term growth. The Adviser analyzes not only the fundamentals of a business but also the quality of its management.

o DISCIPLINED VALUATION: The Adviser employs a multi-faceted valuation approach to evaluate whether expected investment returns are aligned with, or greater than, the growth of the business.

o SELL DISCIPLINE: Securities may become candidates for sale when: (1) business outlook deteriorates; (2) the price of a security exceeds the intrinsic value of the business; (3) portfolio weight is inconsistent with the Adviser's level of conviction in the risk/reward profile; (4) strategic decisions are made by management that will not maximize shareholder value; or (5) a new idea provides a higher degree of conviction or a more favorable risk/reward profile. A negative move in the stock price does not necessarily mean that a security becomes a sell candidate.

ALL FUNDS

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

MORE INFORMATION ABOUT RISK

Investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the assets the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The risks disclosed below may not be applicable to each Fund.

ASSET-BACKED SECURITIES RISK (CORE PLUS FUND AND MULTI-SECTOR FUND) -- Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

CALL RISK (CORE PLUS FUND, HIGH YIELD FUND AND MULTI-SECTOR FUND) -- The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. Fixed income securities may be called due to falling interest rates or non-economical circumstances.

CONVERTIBLE SECURITIES RISK (HIGH YIELD FUND, MULTI-SECTOR FUND AND SELECT GROWTH EQUITY FUND) -- Convertible securities are bonds, debentures, notes or preferred stock that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk, which is discussed below.

CREDIT RISK (CORE PLUS FUND, HIGH YIELD FUND AND MULTI-SECTOR FUND) -- Credit risk involves the risk that an issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, may be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. A Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions. A fund that invests in lower-rated fixed-income securities ("junk bonds") is subject to greater credit risk (because such securities are subject to a greater risk of default) and market risk than a fund that invests in higher-quality fixed-income securities. Lower rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. A fund that invests in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit risk. A fund that invests in non-U.S. securities is subject to increased credit risk, for example, because of the difficulties of requiring non-U.S. entities to honor their contractual commitments and because financial reporting and other standards are often less robust in foreign countries.

CURRENCY RISK (ALL FUNDS) -- Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

DERIVATIVES RISK (CORE PLUS FUND AND MULTI-SECTOR FUND) -- A Fund's use of futures, forwards, and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation risk and
     (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     FORWARD CONTRACTS. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

     SWAP AGREEMENTS. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the "notional amount" of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk, credit risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

EQUITY RISK (SELECT GROWTH EQUITY FUND) -- Equity securities include public and privately issued equity securities, common and preferred stocks, Depositary Receipts and shares of REITs. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (CORE PLUS FUND, HIGH YIELD FUND AND MULTI-SECTOR FUND) -- The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Funds' values may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds' liquidity or force the Funds to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN/EMERGING MARKET SECURITY RISK (ALL FUNDS) -- Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe and could negatively affect the value and liquidity of the Funds' investments.

GROWTH INVESTING RISK (SELECT GROWTH EQUITY FUND) -- The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

HIGH YIELD BOND RISK (CORE PLUS FUND, HIGH YIELD FUND AND MULTI-SECTOR FUND) -- High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. High yield bonds also may be less liquid than higher quality investments.

INTEREST RATE RISK (CORE PLUS FUND, HIGH YIELD FUND AND MULTI-SECTOR FUND) -- As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and a Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

MARKET RISK (ALL FUNDS) -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. From time to time, certain investments held by the Funds may have limited marketability and may be difficult to value and sell at favorable times or prices.

MORTGAGE-BACKED SECURITIES RISK (CORE PLUS FUND AND MULTI-SECTOR FUND) -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund's mortgage-backed securities and, therefore, to assess the volatility risk of a Fund.

The privately issued mortgage-backed securities in which a Fund invests may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Government. However, with respect to these mortgage-backed securities, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

PORTFOLIO TURNOVER RISK (CORE PLUS FUND, HIGH YIELD FUND AND MULTI-SECTOR FUND) -- High rates of portfolio turnover may result in the realization of short-term capital gains and the Funds, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in a Fund. A Fund's portfolio turnover rate may be 100% or more.

REIT RISK (SELECT GROWTH EQUITY FUND) -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

SECURITIES SELECTION RISK (ALL FUNDS) -- Securities selected by the Adviser may not perform to expectations. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within [____] days of the end of each [____], the Fund will post its [____] holdings on the internet at http://www.[____].com. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Funds. Beginning on the day after any portfolio holdings information is posted on the Funds' website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

INVESTMENT ADVISER

Logan Circle Partners L.P. (the "Adviser"), a Pennsylvania limited partnership founded in 2007, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103. The Adviser is a wholly owned subsidiary of Fortress Investment Group LLC, a publicly traded company founded in 1998.As of [____], the Adviser had approximately $[____] in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

--------------------------------------------------------------------------------
FUND                                                 ADVISORY FEE RATE
--------------------------------------------------------------------------------
Logan Circle Partners Core Plus Fund                      0.40%
--------------------------------------------------------------------------------
Logan Circle Partners High Yield Fund                     0.55%
--------------------------------------------------------------------------------
Logan Circle Partners Multi-Sector Fixed                  0.55%
Income Fund
--------------------------------------------------------------------------------
Logan Circle Partners Select Growth Equity                0.65%
Fund
--------------------------------------------------------------------------------

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below until February 28, 2016. This agreement may be terminated: (i) by the Board, for any reason at any time; or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

--------------------------------------------------------------------------------
                                             CONTRACTUAL
                                               EXPENSE             CONTRACTUAL
                                              LIMITATION      EXPENSE LIMITATION
                FUND                       (I CLASS SHARES)     (R CLASS SHARES)
--------------------------------------------------------------------------------
Logan Circle Partners Core Plus Fund             0.45%               0.70%
--------------------------------------------------------------------------------
Logan Circle Partners High Yield Fund            0.70%               0.95%
--------------------------------------------------------------------------------
Logan Circle Partners Multi-Sector Fixed
Income Fund                                      0.70%               0.95%
--------------------------------------------------------------------------------
Logan Circle Partners Select Growth Equity
Fund                                             0.75%               1.00%
--------------------------------------------------------------------------------

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels for a Fund as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement will be available in the Fund's first Annual or Semi-Annual Report to Shareholders.

PORTFOLIO MANAGERS

The Funds are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of the Funds.

Andrew J. Kronschnabel, CFA, Portfolio Manager and Head of Investment Grade Credit, has been with the Adviser since its inception in November 2007. Mr. Kronschnabel serves as a co-portfolio manager for the Core Plus Fund and the Multi-Sector Fund. He has been in his current role with the Adviser since May 2009, prior to which he served as head of investment grade trading. Prior to joining the Adviser, Mr. Kronschnabel was a member of the portfolio management team at Delaware Investments where he was responsible for core-based and high grade products from 2000 to 2007. Mr. Kronschnabel received a Bachelor of Science degree in international economics and politics from Colorado College.

Alfio Leone IV, CFA, Portfolio Manager and Head of Structured Products, has been with the Adviser since its inception in November 2007. Mr. Leone serves as a co-portfolio manager for the Core Plus Fund and the Multi-Sector Fund. He has been in his current role with the Adviser since April 2010, prior to which he served as a structured products trader. Prior to joining the Adviser, Mr. Leone worked as a structured products trader at Delaware Investments and as a residential ratings analyst at Fitch Ratings. Mr. Leone received a Bachelor of Science degree in accounting and a Masters of Business Administration with a concentration in finance from Villanova University.

Scott J. Moses, CFA, Portfolio Manager and Head of Emerging Markets, has been with the Adviser since its inception in November 2007. Mr. Moses serves a co-portfolio manager for the Core Plus Fund and the Multi-Sector Fund. Prior to joining the Adviser, he was head of the emerging markets fixed income team at Delaware Investments, responsible for the implementation of both credit and emerging market strategies in total return portfolios. He began his career at Delaware Investments as a research analyst. Mr. Moses received a Bachelor of Science degree in business administration from Washington and Lee University.

A. Todd Howard, CFA, Portfolio Manager, serves as a co-portfolio manager for the Multi-Sector Fund and is responsible for the asset allocation of the Multi-Sector Fund's portfolio among the fixed income asset classes. He is a member of the Adviser's international/emerging markets team and has been in this role since September 2010, prior to which he was a trader on the international/emerging markets team. From April 2009 to March 2010, Mr. Howard was Chief Investment Officer -- Fixed Income at Ballamore Capital Management. He also previously served as the trading specialist for Delaware Investments international bond group, where his responsibilities included non-dollar bonds and currencies. Mr. Howard received a Bachelor of Science degree in mechanical engineering from the United States Military Academy at West Point and an MBA from Auburn University.

Timothy L. Rabe, CFA, Portfolio Manager and Head of High Yield, has been with the Adviser since its inception in November 2007. Mr. Rabe is the portfolio manager for the High Yield Fund and serves as a co-portfolio manager for the Multi-Sector Fixed Income Fund. Prior to joining the Adviser, he was head of the high yield team at Delaware Investments, responsible for all high yield fixed income funds and strategies at the firm. Prior to joining Delaware Investments, he was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a Bachelor of Science degree in finance from the University of Illinois.

David G. Shell, CFA, Lead Portfolio Manager and Chief Investment Officer of Growth Equity, joined the Adviser in April 2013. Mr. Shell serves as the lead portfolio manager for the Select Growth Equity Fund. Prior to joining the Adviser, Mr. Shell was a Partner and Co-Chief Investment Officer of the Growth Equities Team at Goldman Sachs Asset Management ("GSAM"), responsible for growth equity performance, portfolios and personnel. He also served as a senior portfolio manager at Liberty Investment Management prior to GSAM's acquisition of Liberty in January 1997 and joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Mr. Shell received a Bachelor of Arts degree in finance from the University of South Florida in 1987.

Scott G. Kolar, CFA, Portfolio Manager, joined the Adviser in June 2013. Mr. Kolar serves as a co-portfolio manager for the Select Growth Equity Fund.
Prior to joining the Adviser, Mr. Kolar was a senior portfolio manager at GSAM where his primary responsibility was for investment research in technology and software. He had previously been the team's information systems specialist, designing and implementing its technology infrastructure. Mr. Kolar was also Co-Head of Global Technology Research for GSAM and worked at Liberty Investment Management prior to GSAM's acquisition of Liberty in January 1997. Mr. Kolar received a Bachelor of Arts degree in government from Harvard University.

Joseph B. Hudepohl, CFA, Portfolio Manager, joined the Adviser in June 2013. Mr. Hudepohl serves as a co-portfolio manager for the Select Growth Equity Fund. Prior to joining the Adviser, Mr. Hudepohl was a portfolio manager in the Growth Team at Goldman Sachs Asset Management ("GSAM") from 1999 to 2013. Prior to joining GSAM, he was an analyst in the Investment Banking Division of Goldman Sachs where he worked in the High Technology Group. Mr. Hudepohl received a Bachelor of Arts degree in economics from Stanford University in 1997.

Warren Fisher, CFA, Portfolio Manager, joined the Adviser in 2013. Mr. Fisher serves as a co-portfolio manager for the Select Growth Equity Fund. Prior to joining the Adviser, Mr. Fisher was a Vice President and Portfolio Manager at GSAM on the Growth Equities team from 1998 to 2013. His research background is in financials, technology and services. Mr. Fisher received a Bachelor of Science degree in accounting from Lehigh University.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

RELATED PERFORMANCE DATA OF THE ADVISER

The following table gives the related performance of all the actual separate accounts (each, an "Account"), referred to as "Composites," managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of a Fund. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS[R]).

Composite returns are presented gross and net of fees, include the reinvestment of all income and are calculated in U.S. dollars. Dividend income has been recorded net of all applicable foreign withholding taxes. Returns calculated gross of fees do not reflect the deduction of the Adviser's investment management fees. Returns are calculated net of withholding taxes on dividends, interest and capital gains. Net returns have been calculated by reducing the monthly gross returns by the highest stated annual management fee for the strategy.

The Accounts comprising the Composites are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composites could have been adversely affected if the Accounts comprising the Composites were subject to the same fees and expenses or federal securities and tax laws as the Funds.

The investment results for the Composites presented below are not intended to predict or suggest the future returns of the Fund. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUNDS' OWN PERFORMANCE INFORMATION. Investors should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

PERFORMANCE INFORMATION FOR THE ADVISER'S CORE PLUS COMPOSITE(1)

THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE CORE PLUS FUND.

ANNUAL TOTAL RETURNS
(October 1, 2000 through June 30, 2014)

                                    TOTAL RETURN      BARCLAYS      NUMBER OF      TOTAL ASSETS AT
                    TOTAL RETURN      (GROSS OF      AGGREGATE       ACCOUNTS      END OF PERIOD
     YEAR           (NET OF FEES)        FEES)      BOND INDEX(2)                     (MILLIONS)
-----------------------------------------------------------------------------------------------------
  10/1/2000
(Inception) to           4.75%           4.84%           4.21%          at most 5         $418.1
 12/31/2000
-----------------------------------------------------------------------------------------------------
     2001                9.31%           9.69%           8.42%          at most 5         $541.8
-----------------------------------------------------------------------------------------------------
     2002                9.35%           9.73%          10.27%             8              $813.7
-----------------------------------------------------------------------------------------------------
     2003                9.41%           9.79%           4.11%             6              $941.6
-----------------------------------------------------------------------------------------------------
     2004                6.72%           7.09%           4.35%            12            $1,965.9
-----------------------------------------------------------------------------------------------------
     2005                2.79%           3.15%           2.43%            18            $3,399.7
-----------------------------------------------------------------------------------------------------
     2006                5.90%           6.31%           4.33%            26            $5,464.2
-----------------------------------------------------------------------------------------------------
     2007                3.62%           3.97%           6.97%            20            $5,954.4
-----------------------------------------------------------------------------------------------------
     2008              -14.05%         -13.78%           5.24%            13            $1,648.0
-----------------------------------------------------------------------------------------------------
     2009               26.36%          26.73%           5.93%             8            $2,567.5
-----------------------------------------------------------------------------------------------------
     2010                9.59%           9.92%           6.54%             6            $2,293.9
-----------------------------------------------------------------------------------------------------
     2011                7.32%           7.70%           7.84%          at most 5       $2,548.1
-----------------------------------------------------------------------------------------------------
     2012                8.72%           9.09%           4.21%             6            $2,208.0
-----------------------------------------------------------------------------------------------------
     2013               -0.21%           0.14%          -2.02%          at most 5       $2,298.9
-----------------------------------------------------------------------------------------------------
   1Q 2014               2.48%           2.57%           1.84%          at most 5       $2,069.6
-----------------------------------------------------------------------------------------------------
   2Q 2014               2.61%           2.70%           2.04%          at most 5       $2,100.6
-----------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(for periods ending June 30, 2014)

------------------------------------------------------------------------------------------------------------------------------------

                                   YEAR TO                                                                               SINCE
                  2Q 2014          DATE(3)       1 YEAR       3 YEARS       5 YEARS      7 YEARS       10 YEARS       INCEPTION(4)
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE            2.70%            5.34%        7.41%         5.96%         8.79%        6.24%          6.07%           6.95%
ANNUAL
TOTAL
RETURN
(GROSS OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE            2.61%            5.16%        7.03%         5.59%         8.42%        5.89%          5.71%           6.59%
ANNUAL
TOTAL
RETURN
(NET OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS           2.04%            3.93%        4.37%         3.66%         4.85%        5.35%          4.93%           5.55%
AGGREGATE
BOND
INDEX(2)
------------------------------------------------------------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                            [PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         SINCE
                                                                                                                       INCEPTION
                  2Q 2014            YTD         1 YEAR       3 YEARS       5 YEARS      7 YEARS       10 YEARS       (10/1/2000)
------------------------------------------------------------------------------------------------------------------------------------
LCP CORE           2.70%            5.34%        7.41%         5.96%         8.79%        6.24%          6.07%           6.95%
PLUS FIXED
INCOME
(GROSS OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
LCP CORE           2.61%            5.16%        7.03%         5.59%         8.42%        5.89%          5.71%           6.59%
PLUS FIXED
INCOME
(NET OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS           2.04%            3.93%        4.37%         3.66%         4.85%        5.35%          4.93%           5.55%
AGGREGATE
BOND
INDEX
------------------------------------------------------------------------------------------------------------------------------------

(1) The Core Plus Composite is defined to include all fee-paying Accounts which are managed on a discretionary basis according to the Composite's investment strategies, except as otherwise excluded as discussed below. The Core Plus Composite has investment objectives, policies and strategies substantially similar to those of the Core Plus Fund. Prior to November 1, 2007, the performance was achieved at another investment firm unaffiliated with the Adviser at which the accounts were managed by the same portfolio management team managing the Fund.

     Effective November 1, 2007 the Core Plus Composite has a significant cash flow policy which is applied consistently and within GIPS[R] standards. The Adviser has chosen to remove Accounts that have a significant monthly external aggregate cash flow greater than 10%. Aggregate cash flow is defined as additions plus withdrawals over the monthly period. If the significant cash flow is client directed, requiring security liquidation that materially affects account management, the Adviser will remove the Account during the month of such security liquidations. The Account will be reinstated to the Composite once the portfolio manager has determined the flow has not impacted the management of the Account and the Account is invested as per the strategy.

     The investment management fee schedule for the Core Plus Composite is 0.35% on the first $25 million, 0.30% on amounts from $25 million to $100 million and 0.25% on amounts over $100 million. Net returns have been calculated by reducing the monthly gross returns by the highest stated management fee of 0.35%.

(2) The Barclays Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market. The index is unmanaged and does not reflect transaction costs or management fees and other expenses.

(3)  Results are shown from January 1, 2014 to June 30, 2014.

(4)  The inception date of the Adviser's Core Plus Composite was October 1,
     2000.

PERFORMANCE INFORMATION FOR THE ADVISER'S HIGH YIELD COMPOSITE(1)

THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE HIGH YIELD FUND.

ANNUAL TOTAL RETURNS
(October 1, 2000 through June 30, 2014)

                                            BANK OF AMERICA
                                           MERRILL LYNCH U.S.
                                 TOTAL     HIGH YIELD MASTER                   TOTAL ASSETS
               TOTAL RETURN     RETURN       II CONSTRAINED       NUMBER        AT END OF
               (NET OF FEES)   (GROSS OF        INDEX(2)            OF            PERIOD
     YEAR                        FEES)                            ACCOUNTS      (MILLIONS)
-------------------------------------------------------------------------------------------
  10/1/2000
(Inception) to          -5.72%      -5.58%       -5.73%           at most 5       $97.2
 12/31/2000
-------------------------------------------------------------------------------------------
     2001               -3.16%      -2.68%        5.44%           at most 5       $96.0
-------------------------------------------------------------------------------------------
     2002                2.23%       2.75%       -1.00%           at most 5       $99.4
-------------------------------------------------------------------------------------------
     2003               29.81%      30.45%        28.92%          at most 5      $215.6
-------------------------------------------------------------------------------------------
     2004               14.65%      15.22%        10.92%          at most 5      $302.8
-------------------------------------------------------------------------------------------
     2005                3.80%       4.32%        1.69%           at most 5      $407.4
-------------------------------------------------------------------------------------------
     2006               12.88%      13.44%        11.61%          at most 5      $523.4
-------------------------------------------------------------------------------------------
     2007                2.54%       3.04%        2.28%           at most 5       $85.4
-------------------------------------------------------------------------------------------
     2008              -26.16%     -25.84%       -26.11%          at most 5       $24.8
-------------------------------------------------------------------------------------------
     2009               57.18%      57.80%        58.10%            7            $366.7
-------------------------------------------------------------------------------------------
     2010               15.24%      15.71%        15.07%            9            $883.0
-------------------------------------------------------------------------------------------
     2011                3.43%       3.95%        4.37%             7            $789.9
-------------------------------------------------------------------------------------------
     2012               15.64%      16.21%        15.55%           13          $1,759.5
-------------------------------------------------------------------------------------------
     2013                7.32%       7.86%        7.41%            11          $1,905.9
-------------------------------------------------------------------------------------------
   1Q 2014               3.02%       3.14%        2.99%            10          $1,809.1
-------------------------------------------------------------------------------------------
   2Q 2014               2.71%       2.83%        2.57%            11          $2,096.7
-------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
(for periods ending June 30, 2014)

------------------------------------------------------------------------------------------------------------------------------------

                                   YEAR TO                                                                               SINCE
                  2Q 2014          DATE(3)       1 YEAR       3 YEARS       5 YEARS      7 YEARS       10 YEARS       INCEPTION(4)
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE            2.83%            6.07%       12.17%         9.53%        14.08%        9.18%          9.77%           8.92%
ANNUAL
TOTAL
RETURN
(GROSS OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE            2.71%            5.80%       11.62%         8.98%        13.54%        8.68%          9.26%           8.40%
ANNUAL
TOTAL
RETURN
(NET OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
BANK OF            2.57%            5.64%       11.79%         9.25%        13.89%        9.00%          8.91%           8.36%
AMERICA
MERRILL
LYNCH U.S.
HIGH YIELD
MASTER II
CONSTRAINED
INDEX(2)
------------------------------------------------------------------------------------------------------------------------------------


                               [BAR CHART OMITTED]

                            [PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         SINCE
                                                                                                                       INCEPTION
                  2Q 2014            YTD         1 YEAR       3 YEARS       5 YEARS      7 YEARS       10 YEARS       (10/1/2000)
------------------------------------------------------------------------------------------------------------------------------------
LCP HIGH           2.83%            6.07%       12.17%         9.53%        14.08%        9.18%          9.77%           8.92%
YIELD
(GROSS OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
LCP HIGH           2.71%            5.80%       11.62%         8.98%        13.54%        8.68%          9.26%           8.40%
YIELD
(NET OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
BANK OF            2.57%            5.64%       11.79%         9.25%        13.89%        9.00%          8.91%           8.36%
AMERICA
MERRILL
LYNCH U.S.
HIGH YIELD
MASTER II
CONSTRAINED
INDEX
------------------------------------------------------------------------------------------------------------------------------------

(1) The High Yield Composite includes all fee-paying Accounts with assets in excess of $15 million, which are managed on a discretionary basis according to the Composite's investment strategies, except as discussed below. The High Yield Composite has investment objectives, policies and strategies substantially similar to those of the High Yield Fund. Prior to November 1, 2007, the performance was achieved at another investment firm unaffiliated with the Adviser at which the accounts were managed by the same portfolio management team managing the Fund.

     Effective November 1, 2007 the High Yield Composite has a significant cash flow policy which is applied consistently and within GIPS[R] standards. The Adviser has chosen to remove accounts that have a significant daily external aggregate cash flow greater than 20% or monthly flow greater than 50%. If any Account meets these thresholds, then the Account is removed from the Composite. Aggregate cash flow is defined as additions plus withdrawals over the period. Accounts are removed in the month of the significant cash flow. If the significant cash flow is client directed requiring security liquidation that materially affects account management, the Adviser will remove the Account the month of security liquidations. The Account will be reinstated to the Composite once the portfolio manager has determined that the flow has not impacted the management of the Account and the Account is invested as per the strategy.

     The investment management fee schedule for the High Yield Composite is 0.50% on the first $50 million, 0.45% on amounts from $50 million to $100 million and 0.40% on amounts over $100 million. Net returns have been calculated by reducing the monthly gross returns by the highest stated fee of 0.50%.

(2) The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged portfolio constructed to mirror the high yield debt market. Prior to November 1, 2007, the relevant benchmark was the Bear Stearns High Yield Index. Therefore, benchmark returns for 2007 are blended and presented for discussion purposes only.

(3)  Results are shown from January 1, 2014 to June 30, 2014.

(4)  The inception date of the Adviser's High Yield Composite was October 1,
     2000.


PERFORMANCE INFORMATION FOR THE ADVISER'S MULTI-SECTOR FIXED INCOME COMPOSITE

THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE MULTI-SECTOR FIXED INCOME FUND.

ANNUAL TOTAL RETURNS
(October 1, 2006 through June 30, 2014)

                   TOTAL
               RETURN (NET                        BARCLAYS         NUMBER      TOTAL ASSETS AT
                 OF FEES)     TOTAL RETURN       AGGREGATE          OF         END OF PERIOD
     YEAR                    (GROSS OF FEES)    BOND INDEX(2)     ACCOUNTS       (MILLIONS)
--------------------------------------------------------------------------------------------------
  10/1/2006
(Inception) to         2.85%             2.91%           1.24%    at most 5        $248.2
 12/31/2006
--------------------------------------------------------------------------------------------------
     2007              5.54%             5.76%           6.97%    at most 5        $264.5
--------------------------------------------------------------------------------------------------
     2008            -10.71%           -10.40%           5.24%    at most 5        $236.8
--------------------------------------------------------------------------------------------------
     2009             27.14%            27.56%           5.93%    at most 5        $479.7
--------------------------------------------------------------------------------------------------
     2010             12.11%            12.48%           6.54%    at most 5        $439.9
--------------------------------------------------------------------------------------------------
     2011              6.63%             7.06%           7.84%    at most 5        $223.9
--------------------------------------------------------------------------------------------------
     2012             12.80%            13.21%           4.21%    at most 5        $258.6
--------------------------------------------------------------------------------------------------
     2013             -0.44%            -0.04%          -2.02%    at most 5        $259.7
--------------------------------------------------------------------------------------------------
   1Q 2014             2.81%             2.91%           1.84%    at most 5        $273.0
--------------------------------------------------------------------------------------------------
   2Q 2014             3.10%             3.21%           2.04%    at most 5        $286.8
--------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(for periods ending June 30, 2014)

------------------------------------------------------------------------------------------------------------------------------------

                                   YEAR TO                                                                 SINCE
                  2Q 2014          DATE(3)       1 YEAR       3 YEARS       5 YEARS      7 YEARS        INCEPTION(4)
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE            3.21%            6.21%        8.76%         7.02%        10.35%        7.96%            7.88%
ANNUAL
TOTAL
RETURN
(GROSS OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE           3.10%             6.00%        8.33%         6.62%         9.94%        7.56%            7.50%
ANNUAL
TOTAL
RETURN
(NET OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS           2.04%            3.93%        4.37%         3.66%         4.85%        5.35%            5.11%
AGGREGATE BOND
INDEX(2)
------------------------------------------------------------------------------------------------------------------------------------

                               [BAR CHART OMITTED]

                            [PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           SINCE
                                                                                                         INCEPTION
                  2Q 2014           YTD         1 YEAR       3 YEARS       5 YEARS        7 YEARS        (10/1/2006)
------------------------------------------------------------------------------------------------------------------------------------
LCP                3.21%            6.21%        8.76%         7.02%        10.35%          7.96%            7.88%
MULTI-SECTOR
FIXED
INCOME
(GROSS OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
LCP                3.10%            6.00%        8.33%         6.62%         9.94%          7.56%            7.50%
MULTI-SECTOR
FIXED
INCOME
(NET OF
FEES)
------------------------------------------------------------------------------------------------------------------------------------
BARCLAYS           2.04%            3.93%        4.37%         3.66%         4.85%          5.35%            5.11%
AGGREGATE BOND
INDEX
------------------------------------------------------------------------------------------------------------------------------------

(1) The Multi-Sector Fixed Income Composite includes all fee-paying Accounts which are managed on a discretionary basis according to the Composite's investment strategies. The Multi-Sector Composite has investment objectives, policies and strategies substantially similar to those of the Multi-Sector Fund. Prior to November 1, 2007, the performance was achieved at another investment firm unaffiliated with the Adviser at which the accounts were managed by the same portfolio management team managing the Fund.

     The investment management fee schedule for the Multi-Sector Fixed Income Composite is 0.40% on the first $25 million, 0.35% on amounts from $25 million to $100 million and 0.30% on amounts over $100 million. Net returns have been calculated by reducing the monthly gross returns by the highest stated fee of 0.40%.

(2) The Barclays Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market. The index is unmanaged and does not reflect transaction costs or management fees and other expenses.

(3)  Results are shown from January 1, 2014 to June 30, 2014.

(4) The inception date of the Adviser's Multi-Sector Fixed Income Composite was October 1, 2006.

PERFORMANCE INFORMATION FOR THE ADVISER'S SELECT GROWTH EQUITY COMPOSITE(1)

THE FOLLOWING DATA REPRESENTS THE PERFORMANCE OF THE ADVISER AND NOT THE PERFORMANCE OF THE SELECT GROWTH EQUITY FUND.

ANNUAL TOTAL RETURNS
(July 1, 2013 through June 30, 2014)

     YEAR       TOTAL RETURN    TOTAL RETURN    RUSSELL 1000     NUMBER OF  TOTAL ASSETS
                (NET OF FEES)  (GROSS OF FEES) GROWTH INDEX(2)   ACCOUNTS    AT END OF
                                                                              PERIOD
------------------------------------------------------------------------------------------
7/1/2013           17.00%        17.43%           19.39%        at most 5      $5.9
(Inception) to
12/31/2013
------------------------------------------------------------------------------------------
1Q 2014            0.13%         0.31%            1.12%         at most 5      $5.9
------------------------------------------------------------------------------------------
2Q 2014            3.12%         3.31%            5.13%         at most 5      $6.1
------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(for periods ending June 30, 2014)


--------------------------------------------------------------------------------

                                     YEAR TO                        SINCE
                    2Q 2014          DATE(3)       1 YEAR         INCEPTION(4)
--------------------------------------------------------------------------------
AVERAGE ANNUAL      3.31%             3.63%        21.69%           21.69%
TOTAL RETURN
(GROSS OF FEES)
--------------------------------------------------------------------------------
AVERAGE ANNUAL      3.12%             3.24%        20.80%           20.80%
TOTAL RETURN
(NET OF FEES)
--------------------------------------------------------------------------------
RUSSELL 1000        5.13%             6.31%        26.92%           26.92%
GROWTH INDEX(2)
--------------------------------------------------------------------------------


                               [BAR CHART OMITTED]

                            [PLOT POINTS AS FOLLOWS]


--------------------------------------------------------------------------------
                                                                    SINCE
                                                                  INCEPTION
                    2Q 2014           YTD         1 YEAR          (7/1/2013)
--------------------------------------------------------------------------------
LCP SELECT          3.31%             3.63%        21.69%           21.69%
GROWTH EQUITY
(GROSS OF FEES)
--------------------------------------------------------------------------------
LCP SELECT          3.12%             3.24%        20.80%           20.80%
GROWTH EQUITY
(NET OF FEES)
--------------------------------------------------------------------------------
RUSSELL 1000        5.13%             6.31%        26.92%           26.92%
GROWTH INDEX
--------------------------------------------------------------------------------

(1) The Select Growth Equity Composite includes all fee-paying Accounts which are managed on a discretionary basis according to the Composite's investment strategies. The Select Growth Equity Composite has investment objectives, policies and strategies substantially similar to those of the Select Growth Equity Fund.

     The investment management fee schedule for the Select Growth Equity Composite is 0.75% on the first $50 million, 0.65% on amounts from $50 to $100 million and 0.50% on amounts over $100 million.

(2) The Russell 1000 Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe and includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(3)  Results are shown from January 1, 2014 to June 30, 2014.

(4) The inception date of the Adviser's Select Growth Equity Composite was July 1, 2013.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor and Institutional Shares of the Funds.

HOW TO CHOOSE A SHARE CLASS

The Funds offer two classes of shares to investors, I Class Shares and R Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of I Class Shares and R Class Shares. Contact your financial intermediary or the Funds for more information about the Funds' share classes and how to choose between them.

------------------------------------------------------------------------------------------------------------------------------------
  SHARE
  CLASS          ELIGIBLE INVESTORS                        INVESTMENT MINIMUMS                         FEES
  NAME
------------------------------------------------------------------------------------------------------------------------------------
              Primarily pension and profit                                                      No
              sharing plans, employee benefit       Select Growth      Initial- $1 million      shareholder
I Class       trusts, endowments, foundations,      Equity Fund                                 servicing
              corporations and high net worth                          Subsequent- None         fee.
------------------------------------------------------------------------------------------------------------------------------------




                                        37


------------------------------------------------------------------------------------------------------------------------------------
             individuals. I Class shares may
             also be offered through certain         Core Plus Fund,
             financial firms that charge their       High Yield
             customers transaction or other          Fund, Multi-         Initial- $5 million
             fees with respect to their              Sector Fixed
             customers' investments in the                                Subsequent- None
             Funds.                                  Income Fund
------------------------------------------------------------------------------------------------------------------------------------
             Primarily individual IRAs
             (e.g., Roth IRAs, SEP IRAs,             Select Growth        Initial- $100,000
             SIMPLE IRAs, SAR-SEP IRAs),             Equity Fund
             401(k) plans, 457                                            Subsequent- None
             plans, employer sponsored 403(b)
             plans, profit sharing and money
             purchase pension plans, defined         Core Plus Fund,      Initial- $500,000
             benefit plans, non-qualified            High Yield
             deferred compensation plans, health     Fund, Multi-         Subsequent- None
             care benefit funding plans and other    Sector Fixed
             specified benefit plans and accounts    Income Fund
             whereby the plan or the plan's
             financial firm has an agreement with                                                      0.25%
R Class      the firm to utilize R Class Shares in                                                     shareholder
             certain investment products or programs                                                   servicing
             (collectively, "specified benefit                                                         fee.
             plans"). In addition, R Class
             Shares also are generally
             available only to specific benefit
             plans where R Class Shares are
             held on the books of the Funds
             through omnibus accounts.
------------------------------------------------------------------------------------------------------------------------------------

I Class Shares and R Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Funds reserve the right to change the criteria for eligible investors and accept investments of smaller amounts in their sole discretion.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call [(___)-(___)-(____)].

All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Logan Circle Partners Funds
c/o DST Systems, Inc.
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Logan Circle Partners Funds
c/o DST Systems, Inc.
430 W 7(th) Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call [(___)-(___)-(____)] for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

WIRING INSTRUCTIONS

[____]

BY SYSTEMATIC INVESTMENT PLAN (VIA ACH) (R CLASS SHARES ONLY)

If you have a checking or savings account with a bank and have opened a direct account with the Funds satisfying the applicable investment minimum, you may purchase Class R Shares automatically through regular deductions from your bank account. A systematic investment plan is not available for Class I Shares.

You may not open an account via ACH. However, once you have established a direct account with the Funds, you can set up an automatic investment plan via ACH by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Funds by mail at: Logan Circle Partners Funds, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Logan Circle Partners Funds, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Funds, an investor may purchase shares of each Fund with liquid securities and other assets that are eligible for purchase by that Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such transactions will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The price per share will be the net asset value per share ("NAV") next determined after a Fund or an authorized institution receives your purchase order in proper form. "Proper form" means that a Fund was provided with a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or an authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Funds may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at a Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUNDS CALCULATE NAV

The NAV for one Fund share is the value of that share's portion of net assets of a Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange I Class or R Class Shares of a Fund, check daily NAV or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                               TICKER SYMBOL      CUSIP      FUND CODE
--------------------------------------------------------------------------------
Logan Circle Partners Core Plus
Fund
--------------------------------------------------------------------------------
    I Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
    R Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
Logan Circle Partners High Yield
Fund
--------------------------------------------------------------------------------
    I Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
    R Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
Logan Circle Partners Multi-Sector
Fixed Income Fund
--------------------------------------------------------------------------------
    I Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
    R Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
Logan Circle Partners Select
Growth Equity Fund
--------------------------------------------------------------------------------
    I Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------
    R Class Shares                          [ ]            [ ]          [ ]
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at [(___)-(___)-(____)].

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a NOTARY PUBLIC IS NOT AN ACCEPTABLE provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a MEDALLION SIGNATURE GUARANTEE will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at [(___)-(___)-(____)] for more information.

The sale price will be the NAV next determined after the Funds receive your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Logan Circle Partners Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

Logan Circle Partners Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by a Fund's transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call [(___)-(___)-(____)] to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (R CLASS SHARES ONLY)

If you have a direct account with the Funds and your account balance is at least $100,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds. A systematic withdrawal plan is not available for Class I Shares.

RECEIVING YOUR MONEY

Normally, a Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions on your account. IF YOU PURCHASE SHARES USING A CHECK OR VIA ACH, AND SOON AFTER REQUEST A REDEMPTION, IF THE CHECK HAS NOT CLEARED THE FUNDS WILL NOT CONSIDER THE REQUEST TO BE IN "PROPER FORM" AND WILL NOT HONOR THE REDEMPTION REQUEST.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $1 million with respect to I Class shares and $100,000 with respect to R Class shares because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

At no charge, you may exchange shares of one Fund for shares of another Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

At no charge, you may also convert one class of shares of a Fund directly to the other class of shares of the Fund, subject to the fees and expenses of such other class of shares, and provided that you meet the eligibility requirements applicable to investing in such other class of shares, as set forth in this prospectus. An exchange between share classes of a Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.

The Funds generally pay financial intermediaries a fee that is based on the assets of the Funds that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Each Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of a Fund's R Class Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds' shareholders, as described in the section below.

PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments may be in addition to any shareholder servicing payments that are reflected in the fee table sections of this prospectus. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (E.G., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" and "Shareholder Services" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Select Growth Equity Fund may invest in micro- and/or small-cap securities, which often trade in lower volumes and may be less liquid, this Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than five (5) "round trips" into or out of any Fund over any rolling 12 month period. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than eight exchanges (from one Fund to another Fund) per calendar year. If a shareholder exceeds these amounts, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and have appointed an anti-money laundering officer to monitor the Funds' compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Core Plus Fund, High Yield Fund and Multi-Sector Fund distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. The Select Growth Equity Fund distributes its net investment income and make distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and qualified dividend income are taxable at the rates applicable to long-term capital gains at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Effective as of January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Because the Funds may invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest that a Fund receives from sources in foreign countries.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

Because the Funds have not commenced operations as of this prospectus, financial highlights are not available.

                      THE ADVISORS' INNER CIRCLE FUND III

                          LOGAN CIRCLE PARTNERS FUNDS

INVESTMENT ADVISER

Logan Circle Partners L.P.
1717 Arch Street, Suite 15005
Philadelphia, PA19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated [ ] includes detailed information about the Logan Circle Partners Funds and The Advisors' Inner Circle Fund III. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORTS (WHEN AVAILABLE), OR MORE
INFORMATION:

BY TELEPHONE:      [(___)-(___)-(____)]

BY MAIL:           Logan Circle Partners Funds
                   P.O. Box 219009
                   Kansas City, MO 64121-9009

BY INTERNET:       [____]

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund III, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

THE ADVISORS' INNER CIRCLE FUND III'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-22920.

                                                                [INVENTORY CODE]

                             SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY
             JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

     Preliminary Statement of Additional Information Dated October 7, 2014

                      STATEMENT OF ADDITIONAL INFORMATION

                      LOGAN CIRCLE PARTNERS CORE PLUS FUND
                    (I CLASS SHARES TICKER SYMBOL:      )
                    (R CLASS SHARES TICKER SYMBOL:      )

                     LOGAN CIRCLE PARTNERS HIGH YIELD FUND
                    (I CLASS SHARES TICKER SYMBOL:      )
                    (R CLASS SHARES TICKER SYMBOL:      )


              LOGAN CIRCLE PARTNERS MULTI-SECTOR FIXED INCOME FUND
                    (I CLASS SHARES TICKER SYMBOL:      )
                    (R CLASS SHARES TICKER SYMBOL:      )

                LOGAN CIRCLE PARTNERS SELECT GROWTH EQUITY FUND
                    (I CLASS SHARES TICKER SYMBOL:      )
                    (R CLASS SHARES TICKER SYMBOL:      )

                                  A SERIES OF
                      THE ADVISORS' INNER CIRCLE FUND III

                                   [ ], 2014

                              INVESTMENT ADVISER:
                           LOGAN CIRCLE PARTNERS L.P.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund III (the "Trust") and the Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund, Logan Circle Partners Multi-Sector Fixed Income Fund and Logan Circle Partners Select Growth Equity Fund (each a "Fund" and together, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated [____], 2014. Capitalized terms not defined herein are defined in the prospectus. Shareholders may obtain copies of the Funds' prospectus or Annual Report, when available, free of charge by writing to the Trust at Logan Circle Partners Funds, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Logan Circle Partners Funds, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105) or calling the Funds at [____].

                               TABLE OF CONTENTS


THE TRUST .............................................................  S-XX
DESCRIPTION OF PERMITTED INVESTMENTS ..................................  S-XX
INVESTMENT LIMITATIONS ................................................  S-XX
THE ADVISER ...........................................................  S-XX
THE PORTFOLIO MANAGERS ................................................  S-XX
THE ADMINISTRATOR .....................................................  S-XX
THE DISTRIBUTOR .......................................................  S-XX
SHAREHOLDER SERVICES ..................................................  S-XX
PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................  S-XX
THE TRANSFER AGENT ....................................................  S-XX
THE CUSTODIAN .........................................................  S-XX
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .........................  S-XX
LEGAL COUNSEL .........................................................  S-XX
TRUSTEES AND OFFICERS OF THE TRUST ....................................  S-XX
PURCHASING AND REDEEMING SHARES .......................................  S-XX
DETERMINATION OF NET ASSET VALUE ......................................  S-XX
TAXES .................................................................  S-XX
FUND TRANSACTIONS .....................................................  S-XX
PORTFOLIO HOLDINGS ....................................................  S-XX
DESCRIPTION OF SHARES .................................................  S-XX
LIMITATION OF TRUSTEES' LIABILITY .....................................  S-XX
PROXY VOTING ..........................................................  S-XX
CODES OF ETHICS .......................................................  S-XX
5% AND 25% SHAREHOLDERS ...............................................  S-XX
APPENDIX A -- DESCRIPTION OF RATINGS ..................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ....................  B-1



                                                                      [        ]

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in I Class shares and R Class shares. The different classes provide for variations in shareholder servicing fees and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objectives and principal investment strategies are described in the prospectus. The Funds are diversified, as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. The Funds may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ALTERNATIVE ENTITY SECURITIES. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

o EXCHANGE-TRADED FUNDS ("ETFS"). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs([R]), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs(SM)"), and iShares([R]). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign markets while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U. S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o Factors affecting an entire industry, such as increases in production costs; and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.
 To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

Although the REIT structure originated in the U.S., a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

MASTER LIMITED PARTNERSHIPS ("MLPS") -- MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

EMERGING MARKETS -- An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see

"Appendix A -- Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES - The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

o U. S. TREASURY OBLIGATIONS - U. S. Treasury obligations consist of direct obligations of the U. S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U. S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Fund's adviser or sub-adviser. See "Appendix A -Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

o CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

o MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

SENIOR LOANS AND BANK LOANS. Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund will generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the advisers based on criteria approved by the Board.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. The Funds may also enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the Securities and Exchange Commission (the "SEC") to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives to protect themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds' investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but which may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with

      ]

respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated.
In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

o PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") option gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

o OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options under the same circumstances that they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

o COMBINED POSITIONS

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     o Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     o    Do not require an initial margin deposit; and

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

o FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement.

The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

o EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.
 By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

o TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

o INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for-floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

o INFLATION SWAPS

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the "breakeven inflation" rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as "zero coupon," where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

o CREDIT DEFAULT SWAPS

A credit default swap is an agreement between a "buyer" and a "seller" for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the "par value") of the swap.

o CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to correlate with the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

     o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    Have to purchase or sell the instrument underlying the contract;

     o    Not be able to hedge its investments; and/or

     o    Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o The facilities of the exchange may not be adequate to handle current trading volume;

     o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o Investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    Actual and anticipated changes in interest rates;

     o    Fiscal and monetary policies; and

     o    National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. Other potentially adverse regulatory obligations can develop suddenly and without notice.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Trust's Board, the Adviser determines the liquidity of a Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3 % of the total asset value of the Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending their securities, a Fund may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand;
(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

RESTRICTED SECURITIES. The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Adviser.

SHORT SALES. The Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets. This limitation does not apply to short sales against the box.

Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED--DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund may use when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition, the Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund and Logan Circle Partners Multi-Sector Fixed Income Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board without shareholder approval.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

4. Purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

5. Purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

Each Fund may:

1. Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition,

1. The Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund and Logan Circle Partners Multi-Sector Fixed Income Fund may not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. The Logan Circle Partners High Yield Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of high yield fixed income securities (also known as "junk bonds") without 60 days' prior written notice to shareholders.

3. The Logan Circle Partners Multi-Sector Fixed Income Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of fixed income securities without 60 days' prior written notice to shareholders.

4. The Logan Circle Partners Select Growth Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without 60 days' prior written notice to shareholders.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

BORROWING. The 1940 Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund's investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in any particular industry or group of industries, with certain exceptions. For purposes of the Funds' concentration policy, a Fund may classify and re-classify companies in a particular industry and define and redefine industries in any reasonable manner.

DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE AND COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Except with respect to the Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER

GENERAL. Logan Circle Partners L.P. (the "Adviser"), a Pennsylvania limited partnership located at 1717 Arch Street, Suite 1500, Philadelphia, PA 19103, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was founded in 2007 and is a wholly owned subsidiary of Fortress Investment Group LLC ("Fortress"), a publicly traded company founded in 1998. As of [____], the Adviser had approximately $[____] in assets under management.

ADVISORY AGREEMENT. The Trust and the Adviser have entered into an investment advisory agreement dated [____] (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of misfeasance or negligence generally in the performance of its duties hereunder or its negligent disregard of its obligation and duties under this Advisory
Agreement.

After the initial two -year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of each Fund; and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

--------------------------------------------------------------------------------
FUND                                                 ADVISORY FEE RATE
--------------------------------------------------------------------------------
Logan Circle Partners Select Growth Equity                0.65%
Fund
--------------------------------------------------------------------------------
Logan Circle Partners Core Plus Fund                      0.40%
--------------------------------------------------------------------------------
Logan Circle Partners High Yield Fund                     0.55%
--------------------------------------------------------------------------------
Logan Circle Partners Multi-Sector Fixed                  0.55%
Income Fund
--------------------------------------------------------------------------------

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, "excluded expenses")) from exceeding certain levels as set forth below until February 28, 2016. This agreement may be terminated: (i) by the Board, for any reason at any time; or
(ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2016.

--------------------------------------------------------------------------------
                                                CONTRACTUAL      CONTRACTUAL
                                                  EXPENSE          EXPENSE
                                                LIMITATION       LIMITATION
                                                   (I CLASS        (R CLASS
                          FUND                     SHARES)          SHARES)
--------------------------------------------------------------------------------
Logan Circle Partners Select Growth Equity          0.75%            1.00%
Fund
--------------------------------------------------------------------------------
Logan Circle Partners Core Plus Fund                0.45%            0.70%
--------------------------------------------------------------------------------
Logan Circle Partners High Yield Fund               0.70%            0.95%
--------------------------------------------------------------------------------
Logan Circle Partners Multi-Sector Fixed            0.70%            0.95%
Income Fund
--------------------------------------------------------------------------------

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels for a Fund as set forth above, the Adviser may receive from that Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.

As of the date of this SAI, the Funds had not commenced operations, and therefore did not pay any fees to the Adviser, nor have any fees waived by the Adviser as of such date.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. Compensation for the portfolio managers is based on an incentive program primarily comprised of four elements:

(I) FIXED BASE SALARY: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(II) DISCRETIONARY INCENTIVE COMPENSATION IN THE FORM OF AN ANNUAL CASH BONUS:
The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance.

(III) LONG-TERM INCENTIVE PLAN ("LTIP"): As a long-term incentive and performance bonus, Logan Circle and Fortress, the Adviser's parent company, have structured a Long-Term Incentive Plan ("LTIP"). The LTIP is distributed to the Adviser's key investment and non-investment personnel as a means of incentive and retention. Awards under the LTIP may be distributed in the form of a cash or Fortress stock award that is subject to vesting and other conditions.

(IV) CONTRIBUTIONS UNDER THE FORTRESS 401(K) PLAN: The contributions are based on the overall profitability of Fortress. The amount and allocation of the contributions are determined at the sole discretion of Fortress.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Because the Funds have not commenced operations, as of the date of this SAI, none of the portfolio managers beneficially own shares of the Funds.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of [ ____], 2014.

------------------------------------------------------------------------------------------------------------------------------------
                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                 COMPANIES                       VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                           NUMBER                            NUMBER
                           OF          TOTAL ASSETS         OF          TOTAL ASSETS          OF          TOTAL ASSETS
NAME                     ACCOUNTS      (IN MILLIONS)      ACCOUNTS(1) (IN MILLIONS)       ACCOUNTS(1)   (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.
Kronschnabel, CFA          8             $3,476              1             $48                40           $4,348
------------------------------------------------------------------------------------------------------------------------------------
Alfio Leone IV,
CFA                        6             $3,122              0              $0                20           $2,754
------------------------------------------------------------------------------------------------------------------------------------
Scott J. Moses,
CFA(1)                     2               $867              3            $119                 3             $390
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                            REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                 COMPANIES                       VEHICLES                        OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                           NUMBER                            NUMBER
                           OF          TOTAL ASSETS         OF          TOTAL ASSETS          OF          TOTAL ASSETS
NAME                     ACCOUNTS      (IN MILLIONS)      ACCOUNTS(1) (IN MILLIONS)       ACCOUNTS(1)   (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
A. Todd Howard,
CFA(1)                     3              $940               3             $119               3               $390
------------------------------------------------------------------------------------------------------------------------------------
Timothy L. Rabe,
CFA(2)                     2              $456               3             $470               34            $3,783
------------------------------------------------------------------------------------------------------------------------------------
David G. Shell, CFA        0                $0               1               $1                6               $35
------------------------------------------------------------------------------------------------------------------------------------
Scott G. Kolar, CFA        0                $0               1               $1                6               $35
------------------------------------------------------------------------------------------------------------------------------------
Joseph B. Hudepohl,
CGA                        0                $0               1               $1                6               $35
------------------------------------------------------------------------------------------------------------------------------------
Warren E. Fisher,
CFA                        0                $0               1               $1                6               $35
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes 2 accounts managed with a performance-based fee, representing approximately $118 million in assets.

(2) Includes 2 accounts managed with a performance-based fee, representing approximately $252 million in assets.

CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Adviser has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. The Adviser and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Funds and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Funds' investments could be adversely affected by the manner in which the Adviser enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

The Adviser has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with the Adviser's duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. The Adviser will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of the Adviser permits a fair and equitable allocation over time.

The Adviser manages the Funds and other client accounts in accordance with their respective investment objectives and guidelines. As a result, the Adviser may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice the Adviser may give to a Fund, or may involve a different timing or nature of action than with respect to that Fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of a Fund may differ significantly from the results achieved by the Adviser for other client accounts.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated February 12, 2014. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate that is detailed below in the following schedule:

--------------------------------------------------------------------------------
FEE (AS A PERCENTAGE OF AGGREGATE
       AVERAGE ANNUAL ASSETS)                    FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                [____]%                                    [____]
--------------------------------------------------------------------------------
                [____]%                                    [____]
--------------------------------------------------------------------------------
                [____]%                                    [____]
--------------------------------------------------------------------------------

Due to account minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014 ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of each Fund and
(ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to the Funds, by a majority of the outstanding shares of the Funds, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets of R Class Shares of any Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services as discussed below.

DESCRIPTION OF SHAREHOLDER SERVICES. Shareholder services may include: (i) maintaining accounts relating to R Class shareholders; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the services provider; (iv) responding to inquiries from shareholders concerning their investment in R Class shares; (v) assisting shareholders in changing dividend options, account designations and addresses;
(vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of shareholders.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, its service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109-3661 (the "Custodian"), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____] serves as the independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's

Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are five members of the Board of Trustees, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board of Trustees has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

--------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL
    NAME AND YEAR OF                            OCCUPATIONS         OTHER DIRECTORSHIPS HELD IN THE
             BIRTH   POSITION WITH TRUST    IN THE PAST 5 YEARS                  PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------
 William M. Doran    Chairman of the      Self-Employed           Current Directorships: Trustee of
 (Born: 1940)        Board of Trustees(1) Consultant since 2003.  The Advisors' Inner Circle Fund,
                     (since 2014)         Partner at Morgan,      The Advisors' Inner Circle Fund II,
                                          Lewis & Bockius LLP     Bishop Street Funds, SEI Daily
                                          (law firm) from 1976    Income Trust, SEI Institutional
                                          to 2003. Counsel to the International Trust, SEI Institutional
                                          Trust, SEI              Investments Trust, SEI Institutional
                                          Investments, SIMC,      Managed Trust, SEI Liquid Asset
                                          the Administrator and   Trust, SEI Asset Allocation Trust,
                                          the Distributor.        SEI Tax Exempt Trust, Adviser
                                                                  Managed Trust, New Covenant
                                                                  Funds, SEI Insurance Products Trust,
                                                                  The KP Funds, and O'Connor
                                                                  EQUUS (closed-end investment
                                                                  company). Director of SEI
                                                                  Investments (Europe), Limited, SEI
                                                                  Investments--Global Funds
                                                                  Services, Limited, SEI Investments
--------------------------------------------------------------------------------------------------------



                                      S-39


                                                 PRINCIPAL
    NAME AND YEAR OF                           OCCUPATIONS       OTHER DIRECTORSHIPS HELD IN THE
            BIRTH    POSITION WITH TRUST   IN THE PAST 5 YEARS                PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
                                                               Global, Limited, SEI Investments
                                                               (Asia), Limited, SEI Asset Korea
                                                               Co., Ltd., SEI Global Nominee Ltd.
                                                               and SEI Investments -- Unit Trust
                                                               Management (UK) Limited. Director
                                                               of the Distributor since 2003.
                                                               Former Directorships: Director of
                                                               SEI Alpha Strategy Portfolios, LP to
                                                               2013.
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------
Jon C. Hunt          Trustee             Retired since 2013.   Current Directorships: Trustee of
(Born: 1951)         (since 2014)        Consultant to         City National Rochdale Funds and
                                         Management,           O'Connor EQUUS (closed-end
                                         Convergent Capital    investment company). Member of
                                         Management, LLC       Independent Committee of Nuveen
                                         ("CCM") from 2012 to  Commodities Asset Management.
                                         2013. Managing
                                         Director and Chief
                                         Operating Officer,
                                         CCM from 1998 to
                                         2012.
--------------------------------------------------------------------------------------------------------
Terrence O. Jones    Trustee             Retired.              Current Directorships: Trustee of
(Born: 1963)         (since 2014)                              Genworth Life Insurance Company
                                                               of New York, Highland Funds, and
                                                               O'Connor EQUUS (closed-end
                                                               investment company).
--------------------------------------------------------------------------------------------------------
Thomas P. Lemke      Trustee             Retired since 2013.   Current Directorships: Trustee of
(Born: 1954)         (since 2014)        Executive Vice        The Munder Funds, AXA Premier
                                         President and General VIP Trust, and O'Connor EQUUS
                                         Counsel, Legg Mason,  (closed-end investment company).
                                         Inc. from 2005 to
                                         2013.                 Former Directorships: Director of
                                                               ICI Mutual Insurance Company to
                                                               2013.
--------------------------------------------------------------------------------------------------------
Randall S. Yanker    Trustee             Co-Founder and Senior Current Directorships: Trustee of
(Born: 1960)         (since 2014)        Partner, Alternative  O'Connor EQUUS (closed-end
                                         Asset Managers, L.P.  investment company).
                                         since 2004.
--------------------------------------------------------------------------------------------------------

(1) Mr. Doran may be deemed to be an "interested" person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Jones should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions and in the alternative asset management industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities;
     (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Audit Committee. Mr. Jones serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary.

o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include:
     (i) considering and reviewing Board governance and compensation issues;
     (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Hunt, Mr. Jones, Mr. Lemke and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary.

FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.

FUND SHARES OWNED BY BOARD MEMBERS. As of the date of this SAI, the Funds had not commenced operations, and therefore no Trustee owns shares of any Fund. The Trust is the only investment company in the Fund complex.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during the Funds' most recently completed fiscal year ending October 31, 2014.

------------------------------------------------------------------------------------------------
                     AGGREGATE COMPENSATION FROM THE                ESTIMATED TOTAL
          NAME                        TRUST                    COMPENSATION FROM THE TRUST
------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------
William M. Doran                        $0                $[____] for service on one (1) board
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------
Jon C. Hunt                          $[____]              $[____] for service on one (1) board
------------------------------------------------------------------------------------------------
Terrence O. Jones                    $[____]              $[____] for service on one (1) board
------------------------------------------------------------------------------------------------
Thomas P. Lemke                      $[____]              $[____] for service on one (1) board
------------------------------------------------------------------------------------------------
Randall S. Yanker                    $[____]              $[____] for service on one (1) board
------------------------------------------------------------------------------------------------

TRUST OFFICERS. Set forth below are the names, year of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

---------------- -------------------------------------- --------------------------------------------------
 NAME AND YEAR   POSITION WITH TRUST                    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
 OF BIRTH
---------------- -------------------------------------- --------------------------------------------------
 Michael Beattie President                              Director of Client Service, SEI Investments
 (Born: 1965)    (since 2014)                           Company, since 2004.
---------------- -------------------------------------- --------------------------------------------------
 Robert Nesher   Vice Chairman                          SEI employee 1974 to present; currently performs
 (Born: 1946)    (since 2014)                           various services on behalf of SEI Investments for
                                                        which Mr. Nesher is compensated. President and
                                                        Director of SEI Structured Credit Fund, LP.
                                                        President and Chief Executive Officer of SEI
                                                        Alpha Strategy Portfolios, LP, June 2007 to
                                                        September 2013. President and Director of SEI
                                                        Opportunity Fund, L.P. to 2010.
---------------- -------------------------------------- --------------------------------------------------
 Rami Abdel-     Treasurer, Controller and Chief        Director, SEI Investments, Fund Accounting since
 Rahman          Financial Officer                      June 2014. Fund Accounting Director, BNY
 (Born: 1974)    (since 2014)                           Mellon, from 2006 to 2014. Fund Accounting
                                                        Manager, JPMorgan Chase, from 1998 to 2006.
---------------- -------------------------------------- --------------------------------------------------
 Dianne M.       Vice President and Secretary           Counsel at SEI Investments since 2010. Associate
 Descoteaux      (since 2014)                           at Morgan, Lewis & Bockius LLP from 2006 to
 (Born: 1977)                                           2010.
---------------- -------------------------------------- --------------------------------------------------
 Russell Emery   Chief Compliance Officer               Chief Compliance Officer of SEI Structured Credit
 (Born: 1962)    (since 2014)                           Fund, LP since June 2007. Chief Compliance
                                                        Officer of SEI Alpha Strategy Portfolios, LP from
                                                        June 2007 to September 2013. Chief Compliance
                                                        Officer of The Advisors' Inner Circle Fund,
                                                        Advisors' Inner Circle Fund II, Bishop Street
                                                        Funds, SEI Institutional Managed Trust, SEI Asset
                                                        Allocation Trust, SEI Institutional International
                                                        Trust, SEI Institutional Investments Trust, SEI
                                                        Daily Income Trust, SEI Liquid Asset Trust, SEI
                                                        Tax Exempt Trust, Adviser Managed Trust, New
                                                        Covenant Funds, SEI Insurance Products Trust,
                                                        The KP Funds, and O'Connor EQUUS (closed-end
                                                        investment company). Chief Compliance Officer of
                                                        SEI Opportunity Fund, L.P. until 2010. Director of
                                                        Investment Product Management and
                                                        Development, SEI Investments, since February
                                                        2003; Senior Investment Analyst -- Equity Team,
                                                        SEI Investments, from March 2000 to February
                                                        2003.
---------------- -------------------------------------- --------------------------------------------------
 Lisa Whittaker  Vice President and Assistant Secretary Attorney, SEI Investments Company (2012-
 (Born: 1978)    (since 2014)                           present). Associate Counsel and Compliance
                                                        Officer, The Glenmede Trust Company, N.A.
                                                        (2011-2012). Associate, Drinker Biddle & Reath
                                                        LLP (2006-2011).
---------------- -------------------------------------- --------------------------------------------------


---------------- -------------------------------------- --------------------------------------------------
NAME AND YEAR    POSITION WITH TRUST                    PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
OF BIRTH
---------------- -------------------------------------- --------------------------------------------------
John Y. Kim      Vice President and Assistant Secretary Attorney, SEI Investments Company (2014-
(Born: 1981)     (since 2014)                           present). Associate, Stradley Ronon Stevens &
                                                        Young, LLP (2009-2014).
------------- -------------------------------------- -----------------------------------------------------
Edward           Anti-Money Laundering Compliance       Compliance Manager of SEI Investments
McCusker         Officer and Privacy Officer            Company, May 2011 -- April 2013. Project
(Born: 1983)     (since 2014)                           Manager and AML Operations Lead of SEI Private
                                                        Trust Company, September 2010 -- May 2011.
                                                        Private Banking Client Service Professional of SEI
                                                        Private Banking and Trust, September 2008 --
                                                        September 2010.
---------------- -------------------------------------- --------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

FOREIGN SECURITIES. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the

Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.


TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If a Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of each Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test"). Although the Funds intend to distribute substantially all of its net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The Funds may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." As described above, income from "qualified publicly traded partnerships" is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such "qualified publicly traded partnerships" is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investment in such "qualified publicly traded partnerships" in order to ensure compliance with the Qualifying Income Test.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Funds' business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Funds' non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing a Fund's status as a RIC for all years to which the regulations are applicable.

The Funds are currently permitted to purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived (in whole or in part) from physical commodities or financial commodities. These commodity-based investments will likely generate non-qualifying income for a Fund under the Qualifying Income Test. The Funds intend to carefully monitor the income from such investments in order to satisfy the Qualifying Income Test by maintaining the Funds' non-qualifying income below 10% of the Funds' gross income for a taxable year.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain DE MINIMIS failures of the diversification requirements where the Fund corrects the failure within a specified period.

If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the

United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules.
 These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

As described above in the section describing the qualification requirements for a RIC, the Funds may invest in certain MLPs which may be treated as "qualified publicly traded partnerships." Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, such Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT's current and accumulated earnings and profits.

CERTAIN FOREIGN CURRENCY TAX ISSUES. A Fund's transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund may have to distribute to its shareholders certain "phantom" income and gain the Fund accrues with respect to its investment in a PFIC in order to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax described above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Funds' stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs. Foreign tax credits, if any, received by the Fund as a result of an investment in an ETF which is taxable as a RIC will generally not be passed through to you.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds held during its most recent fiscal year. Because the Funds have not commenced operations, as of the date of this SAI, the Funds do not hold any securities of "regular brokers or dealers."

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, the Adviser or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition to the quarterly portfolio holdings disclosure required by applicable law, within [____] days of the end of each [____], the Fund will post its [____] holdings on the internet at http://www.[____].com. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Funds. Beginning on the day after any portfolio holdings information is posted on the Funds' website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Funds' website generally will remain there until replaced by new postings as described above.

The Funds' policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and their affiliates or recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds. The Administrator may disclose portfolio holdings information to rating agencies and similar parties as part of its services to the Funds if such disclosure is made in the best interests of shareholders, as determined by the Trust's president and chief compliance officer. Portfolio holdings information may be disclosed no more frequently than monthly to such parties. Monthly disclosures will not be made sooner than three (3) days after the date of the information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or class of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds' complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling [_____]; and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

Because the Funds have not commenced operations, as of the date of this SAI, the Funds do not have any beneficial owners to report.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy,

reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors' Inner Circle Fund III's (the "Registrant") Certificate of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit
(a)(1) of the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(2) The Registrant's Agreement and Declaration of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(b) Registrant's By-Laws, dated February 12, 2014, are incorporated herein by reference to Exhibit (b) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No.
0001135428-14-000079 on February 20, 2014.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement, dated February 19, 2014, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Micro Cap Equity Fund, NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, and NorthPointe Large Cap Value Fund (together, the "NorthPointe Funds"), is incorporated herein by reference to Exhibit (d)(1) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(d)(1)(ii) Investment Advisory Agreement between the Registrant and Nomura Asset Management U.S.A. Inc. ("NAM USA"), relating to the Nomura High Yield Fund, to be filed by amendment.

(d)(1)(iii) Investment Advisory Agreement, dated July 17, 2014, between the Registrant and Rothschild Larch Lane Management Company LLC ("Rothschild Larch Lane"), relating to the Rothschild Larch Lane Alternatives Fund, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(1)(iv) Form of Investment Advisory Agreement between the Registrant and Logan Circle Partners L.P. ("Logan Circle Partners"), relating to the Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund, Logan Circle Partners Multi-Sector Fixed Income Fund, and Logan Circle Partners Select Growth Equity Fund (together, the "Logan Circle Partners Funds"), is filed herewith.

(d)(2)(i) Investment Sub-Advisory Agreement between NAM USA and Nomura Corporate Research and Asset Management Inc. ("NCRAM") to be filed by amendment.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Ellington Management Group, L.L.C. ("Ellington"), is incorporated herein by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Karya Capital Management LP ("Karya"), is incorporated herein by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No.
0001135428-14-000491 on July 25, 2014.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Mizuho Alternative Investments, LLC ("MAI"), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(2)(v) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Winton Capital Management Ltd. ("Winton"), is filed herewith.

(d)(3)(i) Expense Limitation Agreement, dated February 19, 2014, between the Registrant and NorthPointe Capital LLC, relating to the NorthPointe Funds, is incorporated herein by reference to Exhibit (d)(2) of the Registrant's Pre-Effective Amendment No. 3 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000204 on March 19, 2014.

(d)(3)(ii) Expense Limitation Agreement between the Registrant and NAM USA, relating to the Nomura High Yield Fund, to be filed by amendment.

(d)(3)(iii) Expense Limitation Agreement, dated July 17, 2014, between the Registrant and Rothschild Larch Lane, relating to the Rothschild Larch Lane Alternatives Fund, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(d)(3)(iv) Form of Expense Limitation Agreement between the Registrant and Logan Circle Partners, relating to the Logan Circle Partners Funds, is filed herewith.

(e) Distribution Agreement, dated February 12, 2014, between the Registrant and SEI Investments Distribution Co., is incorporated herein by reference to Exhibit (e) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(f) Not Applicable.

(g)(1)(i) Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(g)(1)(ii) Amended Schedule I, dated June 1, 2014, to the Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g)(1)(ii) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(g)(2) Custodian Agreement between the Registrant and Citibank, N.A., to be filed by amendment.

(g)(3) Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is filed herewith.

(h)(1)(i) Administration Agreement, dated February 12, 2014, between the Registrant and SEI Investments Global Funds Services ("SEI GFS"), is incorporated herein by reference to Exhibit (h)(1) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(1)(ii) Series Schedule relating to the NorthPointe Funds, dated March 14, 2014, to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit (h)(2) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(1)(iii) Series Schedule relating to the Nomura High Yield Fund, dated March 27, 2014, to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, to be filed by amendment.

(h)(1)(iv) Series Schedule relating to the Rothschild Larch Lane Alternatives Fund, dated April 30, 2014, to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS, is incorporated herein by reference to Exhibit (h)(1)(iv) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(h)(1)(v) Form of Series Schedule relating to the Logan Circle Partners Funds to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI GFS is filed herewith.

(h)(2) Transfer Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(4) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(3)(i) Shareholder Services Plan, dated February 12, 2014, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan, dated February 12, 2014, is filed herewith.

(i) Opinion and Consent of Counsel, Morgan, Lewis and Bockius, LLP, to be filed by amendment.

(j) Not Applicable.

(k) Not Applicable.

(l) Initial Capital Agreement, dated March 4, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant's Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(m) Distribution Plan, dated May 15, 2014, relating to Investor Class Shares of the Rothschild Larch Lane Alternatives Fund, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(n) Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto, is filed herewith.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(2) SEI Investments Distribution Co. Code of Ethics, dated September 20, 2013, is incorporated herein by reference to Exhibit (p)(2) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(3) SEI GFS Code of Ethics, dated December 2013, is incorporated herein by reference to Exhibit (p)(3) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No.
0001135428-14-000079 on February 20, 2014.

(p)(4) NorthPointe Capital, LLC Code of Ethics, dated March 2013, is incorporated herein by reference to Exhibit (p)(4) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(5) NAM USA and NCRAM Code of Ethics, dated August 2013, is incorporated herein by reference to Exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000226 on March 31, 2014.

(p)(6) Rothschild Larch Lane Code of Ethics, dated April 2014, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(7) Ellington Code of Ethics, dated May 1, 2014, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(8) Karya Code of Ethics is incorporated herein by reference to Exhibit
(p)(8) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(9) MAI Code of Ethics, dated April 8, 2014, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(10) Winton Code of Ethics, dated January 2014, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000491 on July 25, 2014.

(p)(11) Logan Circle Partners Code of Ethics is filed herewith.

(q)(1) Powers of Attorney, each dated February 12, 2014, for Michael Beattie, William M. Doran, Jon C. Hunt, Thomas P. Lemke and Randall S. Yanker, are incorporated herein by reference to Exhibit (q) of the Registrant's Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(q)(2) Power of Attorney, dated May 15, 2014, for Terrence O. Jones is incorporated herein by reference to Exhibit (q)(2) of the Registrant's Post-Effective Amendment No. 3 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000416 on June 12, 2014.

(q)(3) Power of Attorney, dated September 18, 2014, for Rami Abdel-Rahman is filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust's Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust's request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust's By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ELLINGTON MANAGEMENT GROUP, L.L.C.

Ellington Management Group, L.L.C. ("Ellington") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Ellington is 53 Forest Avenue, Old Greenwich, Connecticut 06870. Ellington is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Ellington has a number of affiliates which undertake investment advisory related activities, including, without limitation, several SEC registered investment adviser entities and entities which act as the general partner or in a similar capacity for the private fund managed by Ellington (together, the "Ellington Affiliates"). The executive officers of Ellington generally act in the same capacity for the Ellington Affiliates as they do for Ellington. Ellington also has an affiliated FINRA registered broker-dealer for which certain executive officers of Ellington serve as officers.

KARYA CAPITAL MANAGEMENT LP

Karya Capital Management LP ("Karya") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Karya is 1330 Avenue of the Americas, Suite 520, New York, New York 10019. Karya is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2012 and 2013, no director, officer or partner of Karya engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

LOGAN CIRCLE PARTNERS L.P.

Logan Circle Partners L.P. ("Logan Circle Partners") serves as investment adviser for the Registrant's Logan Circle Partners Core Plus Fund, Logan Circle Partners High Yield Fund, Logan Circle Partners Multi-Sector Fixed Income Fund, and Logan Circle Partners Select Growth Equity Fund. The principal address of Logan Circle Partners is Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, PA

19103. Logan Circle Partners is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is provided as of [date]. [To be updated by amendment]

--------------------------------------------------------------------------------
NAME AND POSITION                                       CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY      OTHER COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MIZUHO ALTERNATIVE INVESTMENTS, LLC

Mizuho Alternative Investments, LLC ("MAI") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of MAI is 757 Third Avenue, 8th Floor, New York, New York 10017. MAI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------------------
NAME AND POSITION WITH           NAME AND PRINCIPAL                CONNECTION WITH OTHER
INVESTMENT ADVISER               BUSINESS ADDRESS OF OTHER         COMPANY
                                 COMPANY
---------------------------------------------------------------------------------------------------------
Morikuni Shimoyamada             Mizuho Financial Group, Inc.      General Manager of Global
President & Chief Executive      Otemachi Tower, 1--5--5           Career Management Office,
Officer                          Otemachi, Chiyoda--ku, Tokyo      Group Human Resources
                                 100--8176, Japan                  Division
---------------------------------------------------------------------------------------------------------
Chris Crawford                   Vegasoul LLC                      Chief Operating Officer
Chief Operating Officer          55 Broad Street
                                 New York, NY 10004
---------------------------------------------------------------------------------------------------------
Michael R. Schwenk               Platinum Grove Asset              Principal, General Counsel &
General Counsel & Chief          Management, L.P.                  Chief Compliance Officer
Compliance Officer               287 Bowman Avenue
                                 Purchase, NY 10577
---------------------------------------------------------------------------------------------------------

NOMURA ASSET MANAGEMENT U.S.A. INC.

Nomura Asset Management U.S.A. Inc. ("NAM USA") serves as investment adviser for the Registrant's Nomura High Yield Fund. The principal address of NAM USA is Worldwide Plaza, 309 West 49th Street, New York, New York 10019. NAM USA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is provided as of [date]. [To be updated by amendment]

--------------------------------------------------------------------------------
NAME AND POSITION                                       CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY      OTHER COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as investment sub-adviser for the Registrant's Nomura High Yield Fund. The principal address of NCRAM is Worldwide Plaza,

309 West 49th Street, New York, New York 10019. NCRAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is provided as of [date]. [To be updated by amendment]

--------------------------------------------------------------------------------
NAME AND POSITION                                       CONNECTION WITH
WITH INVESTMENT ADVISER      NAME OF OTHER COMPANY      OTHER COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NORTHPOINTE CAPITAL, LLC

NorthPointe Capital, LLC ("NorthPointe") serves as the investment adviser for the Registrant's NorthPointe Small Cap Growth Fund, NorthPointe Small Cap Value Fund, NorthPointe Large Cap Value Fund and NorthPointe Micro Cap Equity Fund. The principal address of NorthPointe is 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084. NorthPointe is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------------------
NAME AND POSITION               NAME AND PRINCIPAL                     CONNECTION WITH
WITH INVESTMENT                 BUSINESS ADDRESS OF                    OTHER COMPANY
ADVISER                         OTHER COMPANY
---------------------------------------------------------------------------------------------------------
Jeffrey Petherick, Partner      BlackLight Power, Inc.                 Member of Board of Directors
                                493 Old Trenton Rd.                    (non-public company)
                                Cranbury, NJ 08512
                                -------------------------------------------------------------------------
                                Albion College                         Board of Trustees
                                611 E Porter St
                                Albion, MI 49224
---------------------------------------------------------------------------------------------------------
Terry Gardner, CFO              University of Detroit Jesuit High      Investment Committee
                                School
                                8400 S Cambridge Ave
                                Detroit, MI 48221
                                -------------------------------------------------------------------------
                                Children's Hospital of Michigan        Finance Committee
                                Foundation
                                3901 Beaubien
                                Detroit, MI 48201
---------------------------------------------------------------------------------------------------------

ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC

Rothschild Larch Lane Management Company LLC ("Rothschild Larch Lane") serves as investment adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Rothschild Larch Lane is 800 Westchester Ave., S-528, Rye Brook, New York 10573. Rothschild Larch Lane is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2012 and 2013.

---------------------------------------------------------------------------------------------------------
NAME AND POSITION                NAME AND PRINCIPAL                CONNECTION WITH
WITH INVESTMENT                  BUSINESS ADDRESS OF               OTHER COMPANY
ADVISER                          OTHER COMPANY
---------------------------------------------------------------------------------------------------------
Mark Jurish                      Larch Lane Advisors LLC          Chief Executive Officer, Chief
Investment Committee Member      800 Westchester Ave., S-528      Investment Officer, Partner
                                 Rye Brook, NY 10017
---------------------------------------------------------------------------------------------------------
Geoffrey Doyle                   Larch Lane Advisors LLC          Director of Research, Partner
Investment Committee Member      800 Westchester Ave., S-528
                                 Rye Brook, NY 10017
---------------------------------------------------------------------------------------------------------
Charles Korchinski               Larch Lane Advisors LLC          Research Analyst, Partner
Investment Committee Member      800 Westchester Ave., S-528
                                 Rye Brook, NY 10017
---------------------------------------------------------------------------------------------------------
Ross Weissman                    Larch Lane Advisors LLC          Chief Financial Officer, Partner
Manager                          800 Westchester Ave., S-528
                                 Rye Brook, NY 10017
---------------------------------------------------------------------------------------------------------
David Katz                       Larch Lane Advisors LLC          President, Chief Operating
Manager                          800 Westchester Ave., S-528      Officer, Partner
                                 Rye Brook, NY 10017
---------------------------------------------------------------------------------------------------------
Stephen McShea                   Larch Lane Advisors LLC          General Counsel, Chief
Chief Compliance Officer         800 Westchester Ave., S-528      Compliance Officer, Partner
                                 Rye Brook, NY 10017
---------------------------------------------------------------------------------------------------------
Michael Tamasco                  Rothschild Asset Management      Managing Director, Co-Head
Management Committee             Inc.
Member                           1251 Avenue of the Americas
                                 New York, NY 10020
---------------------------------------------------------------------------------------------------------
Marc Romano                      Rothschild HDF Investment        Director General, Chief
Management Committee             Solutions                        Executive Officer
Member                           3, rue de Messine
                                 75008 Paris France
---------------------------------------------------------------------------------------------------------
Marc Romano                      Guthoga-Romano                   Owner and Director
Management Committee             209 rue Francoise Dolto
Member                           34070 Montpellier
---------------------------------------------------------------------------------------------------------
Christophe Jaubert               Rothschild HDF Investment        Staff, Portfolio Manager
Investment Committee Member      Solutions
                                 3, rue de Messine
                                 75008 Paris France
---------------------------------------------------------------------------------------------------------
Nicolas de Croisset              Rothschild Asset Management      Managing Director, Portfolio
Investment Committee Member      Inc.                             Manager
                                 1251 Avenue of the Americas
                                 New York, NY 10020
---------------------------------------------------------------------------------------------------------
Ki Akrami                        Rothschild Asset Management      Managing Director, Portfolio
Investment Committee Member      Inc.                             Manager
                                 1251 Avenue of the Americas
                                 New York, NY 10020
---------------------------------------------------------------------------------------------------------

WINTON CAPITAL MANAGEMENT LTD.

Winton Capital Management Ltd. ("Winton") serves as investment sub-adviser for the Registrant's Rothschild Larch Lane Alternatives Fund. The principal address of Winton is Grove House, 27 Hammersmith Grove, London, United Kingdom W60NE. Winton is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2012 and 2013.


---------------------------------------------------------------------------------------------------------
NAME AND POSITION                NAME AND PRINCIPAL                CONNECTION WITH
WITH INVESTMENT                  BUSINESS ADDRESS OF               OTHER COMPANY
ADVISER                          OTHER COMPANY
---------------------------------------------------------------------------------------------------------
David Harding                    Winton Futures Fund Limited       Director
CEO and Chairman                 Kingston Chambers
                                 PO Box 173
                                 Road Town, Tortola, VG 1110
                                 British Virgin Islands
                                 ------------------------------------------------------------------------
                                 Winton Evolution Fund Limited     Director
                                 PO Box 309
                                 Ugland House
                                 Grand Cayman, KY1-1104
                                 Cayman Islands
                                 ------------------------------------------------------------------------
                                 Winton Charitable Foundation      Trustee
                                 16 Old Bailey
                                 London EC4M 7EG
                                 UK
                                 ------------------------------------------------------------------------
                                 David and Claudia Harding         Trustee
                                 Foundation
                                 Grove House
                                 27 Hammersmith Grove
                                 London W6 0NE
                                 UK
                                 ------------------------------------------------------------------------
                                 Managed Funds Association         Director
                                 600 14th Street, N.W.
                                 Suite 900
                                 Washington, DC 20005
---------------------------------------------------------------------------------------------------------

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

          The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
The Advisors' Inner Circle Fund II                            January 28, 1993
Bishop Street Funds                                           January 27, 1995
SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)        April 1, 1999
Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act
          Qualified Investment Fund)                          January 8, 2007
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Wilshire Mutual Funds, Inc.                                   July 12, 2008
Wilshire Variable Insurance Trust                             July 12, 2008
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds Trust                                         September 8, 2010
Adviser Managed Trust                                         December 10, 2010
Huntington Strategy Shares                                    July 26, 2011
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KraneShares Trust                                             December 18, 2012
LocalShares Investment Trust                                  May 6, 2013
SEI Insurance Products Trust                                  September 10, 2013
KP Funds                                                      September 19, 2013
J.P. Morgan Exchange-Traded Fund Trust                        February 20, 2014
O'Connor EQUUS                                                June 18, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                         POSITION AND OFFICE                                 POSITIONS AND OFFICES
NAME                     WITH UNDERWRITER                                    WITH REGISTRANT
----------------------------------------------------------------------------------------------------
William M. Doran         Director                                              Trustee
Edward D. Loughlin       Director                                                 --
Wayne M. Withrow         Director                                                 --
Kevin P. Barr            President & Chief Executive Officer                      --
Maxine J. Chou           Chief Financial Officer, Chief Operations Officer,
                         & Treasurer                                              --
Karen E. LaTourette      Chief Compliance Officer, Anti-Money Laundering
                         Officer & Assistant Secretary                            --
John C. Munch            General Counsel & Secretary                              --
Mark J. Held             Senior Vice President                                    --
Lori L. White            Vice President & Assistant Secretary                     --
John P. Coary            Vice President & Assistant Secretary                     --
John J. Cronin           Vice President                                           --
Robert M. Silvestri      Vice President                                           --

(c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8);
(12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant's custodians:

Citibank, N.A.
399 Park Ave.
New York, New York, 10022

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)
350 California Street
6th Floor
San Francisco, California 94104

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5);
(6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's administrator:

SEI Investment Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

Ellington Management Group, L.L.C.
53 Forest Avenue
Old Greenwich, Connecticut 06870

Karya Capital Management LP
1330 Avenue of the Americas

Suite 520
New York, New York 10019

Logan Circle Partners L.P.
Fortress Investment Group LLC
Three Logan Square
1717 Arch Street, Suite 1500
Philadelphia, PA 19103

Mizuho Alternative Investments, LLC
757 Third Avenue
8th Floor
New York, NY 10017

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

Nomura Corporate Research and Asset Management Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019

NorthPointe Capital, LLC
101 West Big Beaver Road
Suite 745
Troy, Michigan 48084

Rothschild Larch Lane Management Company LLC
800 Westchester Ave.
S-528
Rye Brook, New York 10573

Winton Capital Management Ltd.
27 Hammersmith Grove
London, United Kingdom W60NE

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 7th day of October, 2014.


                                             THE ADVISORS' INNER CIRCLE FUND III

                                                  By:         *
                                                  ------------------------------
                                                  Michael Beattie
                                                  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.


                    *               Trustee                      October 7, 2014
------------------------------
William M. Doran

                    *               Trustee                      October 7, 2014
------------------------------
Jon C. Hunt

                    *               Trustee                      October 7, 2014
------------------------------
Thomas P. Lemke

                    *               Trustee                      October 7, 2014
------------------------------
Randall S. Yanker

                    *               Trustee                      October 7, 2014
------------------------------
Terrence O. Jones

                    *               President                    October 7, 2014
------------------------------
Michael Beattie

                    *               Treasurer, Controller &      October 7, 2014
------------------------------      Chief Financial Officer
Rami Abdel-Rahman


* By: /s/ Dianne M. Descoteaux
      ------------------------------
      Attorney-in-Fact

                               EXHIBIT INDEX


EXHIBIT         DESCRIPTION

(d)(1)(iv) Form of Investment Advisory Agreement between the Registrant and Logan Circle Partners, relating to the Logan Circle Partners Funds

(d)(2)(v) Investment Sub-Advisory Agreement, dated July 17, 2014, between Rothschild Larch Lane and Winton Capital Management Ltd.

(d)(3)(iv) Form of Expense Limitation Agreement between the Registrant and Logan Circle Partners, relating to the Logan Circle Partners Funds

(g)(3) Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.

(h)(1)(v) Form of Series Schedule relating to the Logan Circle Partners Funds to the Administration Agreement, dated February 12, 2014, between the Registrant and SEI Investments Global Funds Services

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan, dated February 12, 2014

(n) Registrant's Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto

(p)(11)         Logan Circle Partners Code of Ethics

(q)(3)          Power of Attorney, dated September 18, 2014, for Rami
                Abdel-Rahman